UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Tammie Lee, Esq.

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1.    Reports to Stockholders.

UBS Relationship Funds	June 30, 2015

UBS Relationship Funds

Semiannual Report

Presidents Letter

August 14, 2015

Dear Shareholder,

In my last letter, I wrote about the building forward momentum of the US economy against a backdrop of economic weakness outside the United States. Since I last wrote to you, the rise of two economic themes has begun to cast a shadow on the global growth story. The first of these, the continuing Greek debt crisis, appears to be on the road to resolution after an agreement was reached in July between the Greek government and its creditors. Although the risk of Greece’s exit from the eurozone is somewhat reduced, substantial political and economic challenges remain. While the news of an agreement has brought relief to global markets, it is disconcerting to consider that the future of the European project has not been in such peril since the introduction of the euro in 1999.

Turning to a development that is decidedly less settled, Chinese equity markets have seen some spectacular declines in recent months, raising questions about the durability of the world’s second-largest economy. The Shanghai composite index hit a high of 5,166 on June 12, before falling 30% in just three weeks. Taken together, over $3 trillion of value has been wiped away from the Shanghai and Shenzhen exchanges in a matter of weeks. China’s economy grew at its slowest pace since 1990 last year, and early indicators suggest that the economy has weakened further so far into 2015. While investor confidence in China has been understandably shaken, it remains to be seen what effect these headwinds may have outside of the country.

In this global investment landscape of debt crises and shaken confidence, partnering with a knowledgeable asset manager, such as UBS Global Asset Management, can help investors avoid potential pitfalls on the path to reaching their long-term financial goals. As we continue to review the UBS family of funds with an eye toward an ever-changing investment landscape, we remain committed to providing a diverse range of solutions that can be used to create a comprehensive investment plan. Core funds – such as UBS US Large Cap Equity Fund – are the foundation on which many investors build their portfolios. Driven by fundamental research and long-term perspective, these funds used disciplined approaches that time and experience have shown can lead to successful outcomes, despite shorter-term market fluctuations and shocks.

Furthermore, we believe that flexible investment solutions can strengthen an investment plan against market shocks and declines. In this spirit, UBS Global Asset Management provides flexibly managed funds to help create well-balanced, globally diversified portfolios. In our view, flexible funds that may be less correlated to market trends and have multiple sources of revenue are an important component of a comprehensive investment plan. Many of the funds in the UBS family – such as UBS Dynamic Alpha Fund – are designed to achieve consistent returns with less reliance on favorable market conditions. When included in a comprehensive investment plan, these funds act as ballast during volatile market conditions and may have the effect of smoothing a portfolio’s performance over time. As we have seen in the first half of 2015, market shocks can take any number of forms and can originate in any corner of the world. In today’s market environment, we believe it is crucial that investors diversify their holdings within the context of a carefully considered plan. When combined in the context of such a plan, UBS Global Asset Management’s foundational and flexible funds can assist investors in obtaining peace of mind while looking toward the future.

In my correspondence over the years, I have written at considerable length about the importance of having a sound investment plan. Creating an investment plan with a knowledgeable financial advisor is an opportunity to envision the future that you would like to have, while being cognizant of the potential challenges that lie ahead. At UBS Global Asset Management, we believe that in managing our funds we create more than investment returns: we help our clients achieve their goals. As we continue to evolve our funds to provide stable returns in a

Presidents Letter

variety of market conditions, we rely on our firm’s client-oriented culture to guide everything we do. With over 30 years of experience in active investment management, UBS Global Asset Management is ready to serve you with our family of funds and knowledgeable professionals as we look toward the future, a future we create together.

Sincerely,

Mark E. Carver

President

UBS Relationship Funds

Managing Director

UBS Global Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for the funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

The markets in review

Global growth generally improves

Growth in the US fluctuated during the reporting period. The US Commerce Department reported that gross domestic product (“GDP”) expanded at a 2.1% seasonally adjusted annualized rate during the fourth quarter of 2014. The economy then lost some momentum, as it grew a modest 0.6% for the first quarter of 2015, partially due to severe winter weather in parts of the country. However, the economy then improved, as the Commerce Department’s initial estimate for second quarter GDP was 2.3%.1

The US Federal Reserve Board largely maintained its accommodative monetary policy during the reporting period. The central bank continued to hold the fed funds rate at a historically low range between 0% and 0.25%. (The federal funds rate or the “fed funds rate,” is the rate banks charge one another for funds they borrow on an overnight basis.) However, at the Fed’s meeting in October 2014, it said that it had concluded its asset purchase program, also known as quantitative easing. At its March 2015 meeting, the Fed said that it “… anticipates that it will be appropriate to raise the target range for the federal funds rate when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term.” Finally, at the central bank’s meeting that concluded in June 2015, the Fed said that it “…currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

In terms of the global economy, the International Monetary Fund’s (“IMF”) July 2015 World Economic Outlook Update, released after the reporting period ended, said “A setback to activity in the first quarter of 2015, mostly in North America, has resulted in a small downward revision to global growth for 2015 relative to the April 2015 World Economic Outlook. Nevertheless, the underlying drivers for a gradual acceleration in economic activity in advanced economies—easy financial conditions, more neutral fiscal policy in the euro area, lower fuel prices, and improving confidence and labor market conditions—remain intact.” The IMF projects that 2015 growth in the eurozone will be 1.5%, versus 0.8% in 2014. Japan’s economy is expected to expand 0.8% in 2015, an improvement from the 0.1% contraction in 2014. In contrast, the IMF sees growth in emerging market countries decelerating in 2015, with GDP of 4.2% compared to 4.6% in 2014.

US equities lag their international counterparts

The US equity market experienced several setbacks and generated only a modest gain during the reporting period. Investor sentiment was challenged at times given some mixed global economic data and corporate profit figures, as well as numerous geopolitical issues. All told, the US stock market, as measured by the S&P 500 Index,2 rose 1.23% for the six months ended June 30, 2015. In contrast, international equities produced stronger results. This was partially driven by highly accommodative monetary policy and signs of stronger-than-expected growth in certain countries. Despite a sell-off late in the period due to the escalating crisis in Greece, international developed equities, as measured by the MSCI EAFE Index (net),3 gained 5.52% during the period. Emerging market equities, as measured by the MSCI Emerging Markets Index (net),4 returned 2.95% over the same period.

[1]	Based on the Commerce Department’s initial estimate announced on July 30, 2015, after the reporting period had ended.
[2]	The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[4]	The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

Mixed returns in the fixed income market

The global fixed income markets experienced periods of volatility during the reporting period. This was triggered by incoming economic data, uncertainties surrounding future monetary policy and—as was the case for the equity market—unfolding geopolitical events. The yield on the 10-year Treasury rose from 2.17% to 2.35% during the reporting period, and the overall US bond market, as measured by the Barclays US Aggregate Index,5 declined 0.10%. Despite a sharp sell-off late in the reporting period, high yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index,6 gained 2.49% during the reporting period for the six months ended June 30, 2015. Emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 rose 1.76%.

[5]	The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.
[6]	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.
[7]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Global Securities Relationship Fund

Portfolio performance

For the six months ended June 30, 2015, UBS Global Securities Relationship Fund (the “Fund”) returned 2.11%, while the Fund’s benchmarks, the Citigroup World Government Bond Index and the MSCI World Free Index (net), returned -4.02% and 2.63%, respectively. In addition, our proprietary Global Securities Relationship Fund Index (the “Index”) returned 1.00%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive absolute return during the reporting period and outperformed the Index due to active market allocation, active currency allocation and security selection.

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, the utilization of currency forwards had a direct positive impact on Fund performance. (Overall currency performance from derivatives was negative due to some of the positions being associated with maintaining benchmark currency weights.) Various equity and fixed income futures were used to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. In aggregate, these derivatives used for our active market allocation contributed to performance during the reporting period.

Portfolio performance summary1

What worked:

•	Overall, the Fund’s active positioning in equity markets contributed to performance.

–	Positive performance primarily came from an overweight to international equities, in which the Fund had a preference for Japan. Japanese equities continued their strong rally as a weakening currency has fed through to a positive earnings outlook.

–	The Fund’s pair trade of long German equities versus Swedish equities was beneficial to Fund performance as Germany benefited from actions by the European Central Bank and a weakening currency.

•	A number of active fixed income allocation decisions added to performance.

–	During the reporting period, the Fund maintained an underweight to US government bonds based on a view of Federal Reserve Board (“Fed”) normalization, which was beneficial to performance.

–	The Fund was underweight Japanese government bonds due to their very low yields amid an improving growth and inflation outlook.

•	Overall, the Fund’s active currency decisions added to performance.

–	The Fund’s overweight to the US dollar relative to the New Zealand dollar was the strongest performing active currency position during the reporting period.

•	The Fund’s security selection, overall, added value during the reporting period.

–	The Fund benefited from strong security selection in US large cap equities, as well as emerging market equities.

–	The Fund’s trade of long Mexican peso versus Malaysian ringgit added value during the reporting period.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Global Securities Relationship Fund

What didn’t work:

•	Certain active equity market allocations detracted from performance.

–	The Fund’s relative value trade of long China H futures versus China A futures was negative for performance, as mainland China A shares rallied significantly given monetary easing actions by the People’s Bank of China.

•	Overall, active positioning in the fixed income markets detracted from performance.

–	The Fund held a relative value trade of long Australian 3-year bonds versus US 2-year bonds. While the trade has posted overall positive performance since its inception in December 2013, during this specific period, it detracted from performance, as Australian bond prices declined due to stronger than expected employment and retail data.

–	The Fund held an overweight to global corporate bonds, which was a headwind for performance as corporate spreads widened over the period, resulting in negative returns.

–	The Fund was positioned for a flattening of the US yield curve. This did not come to fruition given the comments from the Fed that indicated it may continue its accommodative policies.

•	Certain active currency decisions were negative for performance.

–	The Fund held a position of long euro versus the Swiss franc given the Swiss franc’s overvaluation, which underperformed significantly at the beginning of the reporting period when the Swiss National Bank surprised markets by abandoning its policy of pegging the franc against the euro. This position detracted from performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2015. The views and opinions in the letter were current as of August 14, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Global Securities Relationship Fund

Average annual total returns for periods ended June 30, 2015 (unaudited)

	6 months	1 year	5 years	10 years
UBS Global Securities Relationship Fund	2.11%	0.92%	9.19%	5.13%
Citigroup World Government Bond Index[1]	(4.02)	(9.02)	1.05	3.07
MSCI World Free Index (net)[2]	2.63	1.43	13.10	6.38
Global Securities Relationship Fund Index[3]	1.00	(1.32)	8.71	5.71

[1]	The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity. Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Global Securities Relationship Fund Index is an unmanaged index compiled by the Advisor and is a composite of five indexes compiled by independent data providers: 65% MSCI All Country World Index (net), 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup US Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Global Securities Relationship Fund

Top ten equity holdings (unaudited)1

As of June 30, 2015

Percentage of net assets
Apple, Inc.	1.4%
Novartis AG	0.9
Facebook, Inc., Class A	0.8
Allergan PLC	0.6
Amazon.com, Inc.	0.6
KDDI Corp.	0.6
NIKE, Inc., Class B	0.6
AIA Group Ltd.	0.5
Toyota Motor Corp.	0.5
ING Groep NV CVA	0.5
Total	7.0%

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2015

Percentage of net assets
US Treasury Notes, 1.625%, due 12/31/19	0.6%
US Treasury Notes, 0.750%, due 12/31/17	0.4
New Zealand Government Bond, 4.500%, due 04/15/27	0.4
Buoni Poliennali Del Tesoro, 2.500%, due 12/01/24	0.4
US Treasury Notes, 3.125%, due 04/30/17	0.4
US Treasury Bonds, 8.000%, due 11/15/21	0.3
Government of Canada, 1.500%, due 06/01/23	0.3
Republic of Ireland, 5.400%, due 03/13/25	0.3
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/21	0.3
UK Gilts, 2.000%, due 01/22/16	0.3
Total	3.7%

Country exposure by issuer, top five (unaudited)2

As of June 30, 2015

Percentage of net assets
United States	25.2%
Japan	5.8
United Kingdom	5.2
Germany	2.3
Canada	1.9
Total	40.4%

[1]	Figures represent the direct investments of UBS Global Securities Relationship Fund. Figures may be different if a breakdown of the underlying investment companies was included.
[2]	Figures represent the direct investments of the UBS Global Securities Relationship Fund. If a breakdown of the underlying affiliated investment companies was included, the top five country exposure percentages would be as follows: United States 28.9%, Japan 5.8%, United Kingdom 6.3%, Germany 2.3%, Canada 2.2%.

UBS Global Securities Relationship Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2015

Common stocks
Airlines	1.04%
Auto components	1.23
Automobiles	1.07
Banks	4.25
Beverages	0.76
Biotechnology	1.99
Building products	0.01
Capital markets	0.63
Chemicals	1.40
Communications equipment	0.11
Construction & engineering	0.14
Construction materials	0.36
Consumer finance	0.20
Diversified financial services	1.03
Diversified telecommunication services	0.46
Electric utilities	0.14
Electrical equipment	0.59
Electronic equipment, instruments & components	0.92
Energy equipment & services	0.35
Food & staples retailing	0.23
Food products	1.59
Health care equipment & supplies	0.51
Health care providers & services	0.70
Hotels, restaurants & leisure	1.31
Household durables	0.56
Industrial conglomerates	0.84
Insurance	2.35
Internet & catalog retail	0.95
Internet software & services	2.00
IT services	0.93
Leisure products	0.02
Life sciences tools & services	0.45
Machinery	1.18
Marine	0.24
Media	1.05
Metals & mining	1.13
Multiline retail	0.07
Multi-utilities	0.17
Oil, gas & consumable fuels	2.06

Paper & forest products	0.03%
Personal products	0.52
Pharmaceuticals	2.76
Real estate investment trust (REIT)	0.60
Real estate management & development	0.50
Road & rail	0.55
Semiconductors & semiconductor equipment	1.02
Software	1.65
Specialty retail	1.07
Technology hardware, storage & peripherals	1.61
Textiles, apparel & luxury goods	1.24
Tobacco	0.58
Trading companies & distributors	0.81
Transportation infrastructure	0.06
Wireless telecommunication services	1.10
Total common stocks	49.12%

Bonds
Mortgage & agency debt security	0.02
US government obligations	2.32
Non-US government obligations	4.75
Total bonds	7.09%

Investment companies
iShares iBoxx $ High Yield Corporate Bond ETF	3.30%
iShares JP Morgan USD Emerging Markets Bond ETF	2.17
UBS Emerging Markets Equity Relationship Fund	6.75
UBS Global Corporate Bond Relationship Fund	8.11
Total investment companies	20.33%

Warrant	0.00 [2]
Short-term investment	21.09
Investment of cash collateral from securities loaned	5.60
Total investments	103.23%

Liabilities, in excess of cash and other assets	(3.23)
Net assets	100.00%

[1]	Figures represent the direct investments of UBS Global Securities Relationship Fund. Figures may be different if a breakdown of the underlying investment companies was included.
[2]	Amount represents less than 0.005%.

UBS Global Securities Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

	Shares	Value
Common stocks: 49.12%
Australia: 0.37%
Westfield Corp.	82,252	$578,769

Brazil: 0.14%
BB Seguridade Participacoes SA	2,400	26,323
BRF SA	2,700	57,038
Cielo SA	3,420	48,202
Fibria Celulose SA ADR	3,200	43,552
Hypermarcas SA*	6,400	46,583

Total Brazil common stocks		221,698

Canada: 1.56%
Canadian Oil Sands Ltd.	32,992	266,789
Canadian Pacific Railway Ltd.	2,335	374,137
Husky Energy, Inc.	19,159	366,460
Suncor Energy, Inc.	17,970	494,931
Teck Resources Ltd., Class B	19,413	192,420
Toronto-Dominion Bank	17,748	753,686

Total Canada common stocks		2,448,423

China: 1.83%
AIA Group Ltd.	130,886	856,921
Baidu, Inc. ADR*	195	38,821
Bank of Communications Co., Ltd., H Shares	143,000	149,059
Beijing Capital International Airport Co., Ltd., H Shares	58,000	66,892
CAR, Inc.*	17,000	36,186
China Cinda Asset Management Co., Ltd., H Shares*	74,000	41,241
China Minsheng Banking Corp. Ltd., H Shares	34,000	44,564
China Railway Group Ltd., H Shares	53,000	57,229
China Vanke Co., Ltd.	36,700	90,335
Cosmo Lady China Holdings Co., Ltd.[1]	46,729	46,056
Dalian Wanda Commercial Properties Co., Ltd., H Shares[1]	5,500	44,239
FIH Mobile Ltd.	115,000	69,580
Hengan International Group Co., Ltd.	2,000	23,763
Industrial & Commercial Bank of China Ltd., H Shares	167,000	132,711
Jardine Matheson Holdings Ltd.	9,500	538,875
Ping An Insurance Group Co. of China Ltd., H Shares	13,000	175,591
Shimao Property Holdings Ltd.	35,500	70,070
Tencent Holdings Ltd.	11,100	221,526
West China Cement Ltd.	292,000	56,505
Zhuzhou CSR Times Electric Co., Ltd., H Shares	4,500	33,729
ZTE Corp., H Shares	30,720	78,152

Total China common stocks		2,872,045

	Shares	Value
Denmark: 0.51%
AP Moeller - Maersk A/S, Class B	207	$374,907
Danske Bank A/S	14,180	417,015

Total Denmark common stocks		791,922

Finland: 0.42%
Sampo Oyj, Class A	14,090	663,673

France: 1.05%
Danone SA	9,978	645,079
LVMH Moet Hennessy Louis Vuitton SE	2,878	504,222
Schneider Electric SE	7,165	494,691

Total France common stocks		1,643,992

Germany: 1.83%
AIXTRON SE*	19,197	129,673
Bayer AG	4,750	664,855
Daimler AG	6,046	550,285
E.ON SE	19,675	262,119
HeidelbergCement AG	5,034	399,192
KION Group AG*	7,673	367,576
ThyssenKrupp AG	18,677	485,883

Total Germany common stocks		2,859,583

Hong Kong: 0.08%
PAX Global Technology Ltd.*	26,000	37,298
Yue Yuen Industrial Holdings Ltd.	25,000	83,693

Total Hong Kong common stocks		120,991

India: 0.19%
Dr Reddy’s Laboratories Ltd. ADR	1,280	70,810
HDFC Bank Ltd. ADR	950	57,503
ICICI Bank Ltd. ADR	9,000	93,780
Infosys Ltd. ADR	3,040	48,184
Tata Motors Ltd. ADR	1,000	34,470

Total India common stocks		304,747

Indonesia: 0.04%
Kalbe Farma Tbk PT	150,200	18,870
Telekomunikasi Indonesia Persero Tbk PT	174,200	38,283

Total Indonesia common stocks		57,153

Ireland: 0.79%
Ryanair Holdings PLC ADR	6,400	456,640
Shire PLC	9,718	777,976

Total Ireland common stocks		1,234,616

Israel: 0.57%
Check Point Software Technologies Ltd.*	10,210	812,205
Teva Pharmaceutical Industries Ltd. ADR	1,270	75,057

Total Israel common stocks		887,262

UBS Global Securities Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

	Shares	Value
Common stocks—(Continued)
Italy: 0.58%
Intesa Sanpaolo SpA	144,626	$524,340
Mediolanum SpA	46,066	380,040

Total Italy common stocks		904,380

Japan: 5.83%
Alps Electric Co., Ltd.	11,200	345,467
Bridgestone Corp.	9,500	351,442
Hino Motors Ltd.	37,400	462,668
Hitachi Ltd.	72,000	474,646
Inpex Corp.	39,100	444,562
Japan Airlines Co., Ltd.	18,600	648,952
KDDI Corp.	37,200	897,894
Mitsubishi UFJ Financial Group, Inc.	99,300	713,847
NGK Spark Plug Co., Ltd.	15,900	441,071
ORIX Corp.	42,600	633,857
Shin-Etsu Chemical Co., Ltd.	8,400	521,564
Sony Corp.*	21,400	605,271
Sumitomo Electric Industries Ltd.	28,600	443,308
Sumitomo Realty & Development Co., Ltd.	15,000	526,229
THK Co., Ltd.	21,600	466,998
Toyota Industries Corp.	5,400	307,979
Toyota Motor Corp.	12,500	837,827

Total Japan common stocks		9,123,582

Malaysia: 0.02%
Axiata Group Bhd	12,200	20,694
BerMaz Motor Sdn Bhd*	15,400	11,021

Total Malaysia common stocks		31,715

Mexico: 0.07%
Alsea SAB de CV	10,000	30,195
Cemex SAB de CV ADR*	2,536	23,230
Grupo Televisa SAB ADR	1,500	58,230

Total Mexico common stocks		111,655

Netherlands: 1.15%
Heineken NV	6,881	522,184
ING Groep NV CVA	50,218	829,146
Koninklijke DSM NV	6,133	355,543
NXP Semiconductors NV*	925	90,835

Total Netherlands common stocks		1,797,708

Norway: 0.32%
Telenor ASA	22,873	501,193

Peru: 0.03%
Credicorp Ltd.	300	41,676

Philippines: 0.15%
Ayala Land, Inc.	54,700	45,250
Cebu Air, Inc.	11,050	20,830

	Shares	Value
GT Capital Holdings, Inc.	925	$28,023
Metropolitan Bank & Trust Co.	26,245	54,713
SM Investments Corp.	2,575	51,112
Universal Robina Corp.	7,500	32,269

Total Philippines common stocks		232,197

Russia: 0.02%
Magnit PJSC GDR[2]	495	27,552

Singapore: 0.01%
Avago Technologies Ltd.	75	9,970

South Africa: 0.15%
Aspen Pharmacare Holdings Ltd.*	1,491	44,120
Naspers Ltd., Class N	1,019	158,721
Nedbank Group Ltd.	1,996	39,671

Total South Africa common stocks		242,512

South Korea: 0.62%
Amorepacific Corp.	386	144,648
BGF retail Co., Ltd.	767	110,018
CJ Korea Express Co., Ltd.*	185	32,175
Cosmax, Inc.	363	65,574
Coway Co., Ltd.	265	21,714
Daewoo Securities Co., Ltd.	1,445	19,756
Hana Tour Service, Inc.	255	29,147
Hansae Co., Ltd.	1,204	41,179
Hanssem Co., Ltd.	519	130,745
Hotel Shilla Co., Ltd.	539	53,878
Hyundai Development Co.- Engineering & Construction	2,802	166,294
Korea Electric Power Corp.	1,015	41,676
LG Hausys Ltd.	129	17,232
Samsung Electronics Co., Ltd.	50	56,838
SK Innovation Co., Ltd.*	422	46,155

Total South Korea common stocks		977,029

Spain: 0.94%
Banco Santander SA	70,493	492,282
Bankia SA*	284,051	360,376
Mediaset Espana Comunicacion SA	46,784	613,107

Total Spain common stocks		1,465,765

Sweden: 0.17%
Lundin Petroleum AB*	15,465	264,906

Switzerland: 1.51%
ACE Ltd.	990	100,663
Glencore PLC*	114,843	460,682
Novartis AG	13,587	1,339,154
Zurich Insurance Group AG*	1,503	457,515

Total Switzerland common stocks		2,358,014

UBS Global Securities Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

	Shares	Value
Common stocks—(Continued)
Taiwan: 0.42%
Catcher Technology Co., Ltd.	8,000	$100,082
Cathay Financial Holding Co., Ltd.*	14,000	24,457
CTBC Financial Holding Co., Ltd.	46,000	36,228
Hon Hai Precision Industry Co., Ltd.	5,000	15,719
Johnson Health Tech Co., Ltd.	16,000	37,181
Largan Precision Co., Ltd.	2,000	228,492
Pegatron Corp.	6,000	17,560
President Chain Store Corp.	7,000	49,231
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	6,800	154,428

Total Taiwan common stocks		663,378

Thailand: 0.05%
Airports of Thailand PCL	3,700	33,193
KCE Electronics PCL	5,683	9,338
Srisawad Power 1979 PCL	35,714	42,296

Total Thailand common stocks		84,827

Turkey: 0.01%
Turkiye Halk Bankasi AS	3,746	17,262

United Kingdom: 4.89%
Anglo American PLC	20,812	300,357
Aon PLC	1,250	124,600
ARM Holdings PLC	20,491	333,878
Ashtead Group PLC	35,839	618,869
Associated British Foods PLC	9,795	441,858
BP PLC	89,856	593,194
Burberry Group PLC	15,626	385,717
HSBC Holdings PLC	73,541	658,758
Imperial Tobacco Group PLC	14,035	676,350
Lloyds Banking Group PLC	326,435	437,205
London Stock Exchange Group PLC	13,207	491,811
Noble Corp. PLC	4,790	73,718
Prudential PLC	21,277	512,338
Rio Tinto PLC	8,100	332,687
SABMiller PLC	8,170	424,138
Unilever NV CVA	17,364	723,128
Vodafone Group PLC	143,651	518,798

Total United Kingdom common stocks		7,647,404

United States: 22.80%
Acorda Therapeutics, Inc.*	5,501	183,348
Affiliated Managers Group, Inc.*	1,793	391,950
Allergan PLC*	3,022	917,056
Alnylam Pharmaceuticals, Inc.*	2,257	270,547
Amazon.com, Inc.*	2,099	911,155
American Express Co.	1,746	135,699
AMETEK, Inc.	7,122	390,143
Apple, Inc.	17,231	2,161,198
Approach Resources, Inc.*,3	5,180	35,483
Arista Networks, Inc.*	1,121	91,631
Atara Biotherapeutics, Inc.*,3	1,639	86,474

	Shares	Value
Best Buy Co., Inc.	2,988	$97,439
Bio-Rad Laboratories, Inc., Class A*	684	103,017
Bluebird Bio, Inc.*	183	30,812
BorgWarner, Inc.	6,839	388,729
Broadcom Corp., Class A	2,369	121,980
Capital One Financial Corp.	1,481	130,284
Carnival PLC	7,656	390,838
Catalent, Inc.*	3,810	111,747
Catamaran Corp.*	3,705	226,301
Caterpillar, Inc.	1,953	165,653
CBS Corp. (Non-Voting), Class B	3,790	210,345
CDW Corp.	2,611	89,505
Celgene Corp.*	5,407	625,779
Charles Schwab Corp.	10,280	335,642
Chevron Corp.	1,401	135,154
Chimerix, Inc.*	6,443	297,667
Citigroup, Inc.	5,387	297,578
Cobalt International Energy, Inc.*	10,627	103,188
Colfax Corp.*,3	1,725	79,609
Cummins, Inc.	2,321	304,492
Danaher Corp.	5,885	503,697
Delta Air Lines, Inc.	12,129	498,259
Digital Realty Trust, Inc.	3,100	206,708
Dolby Laboratories, Inc., Class A	2,251	89,320
Ecolab, Inc.	5,046	570,551
Eli Lilly & Co.	2,022	168,817
Envision Healthcare Holdings, Inc.*	2,767	109,241
EOG Resources, Inc.	1,446	126,597
Estee Lauder Cos., Inc., Class A	6,080	526,893
Express Scripts Holding Co.*	5,789	514,874
Facebook, Inc., Class A*	15,570	1,335,361
Fastenal Co.	3,623	152,818
General Electric Co.	8,151	216,572
General Motors Co.	7,709	256,941
Gilead Sciences, Inc.	5,909	691,826
Google, Inc., Class A*	1,341	724,194
Google, Inc., Class C*	936	487,197
Gulfport Energy Corp.*	841	33,850
Hain Celestial Group, Inc.*	4,953	326,205
Halliburton Co.	2,097	90,318
Hertz Global Holdings, Inc.*	7,372	133,581
Home Depot, Inc.	7,346	816,361
Impax Laboratories, Inc.*	2,785	127,887
Integrated Device Technology, Inc.*	4,035	87,559
Intuitive Surgical, Inc.*	873	422,969
Invesco Ltd.	2,670	100,098
Jabil Circuit, Inc.	4,005	85,266
Jarden Corp.*	2,350	121,613
JPMorgan Chase & Co.	4,568	309,528
Laboratory Corp. of America Holdings*	837	101,461
Laredo Petroleum, Inc.*,3	4,708	59,227
Las Vegas Sands Corp.	9,997	525,542
Lexicon Pharmaceuticals, Inc.*,3	11,261	90,651

UBS Global Securities Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Lincoln National Corp.	3,330	$197,203
LinkedIn Corp., Class A*	1,547	319,657
MacroGenics, Inc.*	1,074	40,780
Macy’s, Inc.	1,583	106,805
Martin Marietta Materials, Inc.	636	90,000
MasterCard, Inc., Class A	6,171	576,865
Maxim Integrated Products, Inc.	2,824	97,640
McDermott International, Inc.*	24,406	130,328
McGraw Hill Financial, Inc.	4,528	454,838
MetLife, Inc.	2,758	154,420
Micron Technology, Inc.*	10,073	189,775
Mondelez International, Inc., Class A	6,496	267,245
Monsanto Co.	1,348	143,683
Morgan Stanley	2,460	95,423
NextEra Energy, Inc.	1,763	172,827
NIKE, Inc., Class B	8,205	886,304
Norfolk Southern Corp.	1,580	138,029
Oasis Petroleum, Inc.*	2,414	38,262
ON Semiconductor Corp.*	7,738	90,457
Pacific DataVision, Inc.*,1	4,206	177,199
PDC Energy, Inc.*	2,302	123,479
PepsiCo, Inc.	2,530	236,150
Philip Morris International, Inc.	2,922	234,257
Praxair, Inc.	1,522	181,955
Priceline Group, Inc.*	503	579,139
Qorvo, Inc.*	1,254	100,659
Regeneron Pharmaceuticals, Inc.*	641	326,993
Regulus Therapeutics, Inc.*,3	1,655	18,139
Rite Aid Corp.*	12,139	101,361
Salesforce.com, Inc.*	7,730	538,240
SanDisk Corp.	1,603	93,327
SBA Communications Corp., Class A*	2,420	278,227
Schlumberger Ltd.	2,962	255,295
ServiceNow, Inc.*	5,511	409,522
ServiceSource International, Inc.*	12,804	70,038
Sherwin-Williams Co.	1,507	414,455
Silicon Laboratories, Inc.*	1,707	92,195
Simon Property Group, Inc.	870	150,527
Skyworks Solutions, Inc.	985	102,539
SM Energy Co.	1,933	89,150
Starbucks Corp.	14,855	796,451
Symantec Corp.	8,141	189,278
Thermo Fisher Scientific, Inc.	4,661	604,811
TJX Cos., Inc.	10,529	696,704
Union Pacific Corp.	1,467	139,908
United Rentals, Inc.*	5,712	500,485
UnitedHealth Group, Inc.	1,182	144,204
US Bancorp	3,117	135,278
Vertex Pharmaceuticals, Inc.*	3,680	454,406
Viacom, Inc., Class B	5,323	344,079
Visa, Inc., Class A	10,671	716,558
VMware, Inc., Class A*	3,968	340,216

	Shares	Value
Walgreens Boots Alliance, Inc.	859	$72,534
Walt Disney Co.	2,341	267,202
Wells Fargo & Co.	996	56,015
Western Digital Corp.	1,180	92,536
Workday, Inc., Class A*	3,746	286,157
Yum! Brands, Inc.	3,055	275,194
Zimmer Biomet Holdings, Inc.	3,431	374,768

Total United States common stocks		35,682,596
Total common stocks (cost $72,908,389)		76,870,195

	Face amount	Value
Bonds: 7.09%
Mortgage & agency debt security: 0.02%
United States: 0.02%
Federal Home Loan Mortgage Corp. Gold Pools,[4] # G00194, 7.500%, due 02/01/24 (cost $30,521)	$ 29,654	$32,960

US government obligations: 2.32%
US Treasury Bonds, 2.750%, due 11/15/42	180,000	167,456
3.000%, due 05/15/45	110,000	107,800
3.125%, due 02/15/43	85,000	85,119
5.250%, due 02/15/29	70,000	91,345
5.375%, due 02/15/31[3]	30,000	40,329
8.000%, due 11/15/21	400,000	546,000
US Treasury Notes,
0.750%, due 12/31/17	705,000	703,513
1.625%, due 12/31/19	940,000	943,893
1.625%, due 11/15/22	385,000	372,157
3.125%, due 04/30/17	555,000	580,625

		3,638,237
Total US government obligations (cost $3,632,842)		3,638,237

Non-US government obligations: 4.75%
Australia: 0.53%
Commonwealth of Australia, 4.500%, due 04/15/20	AUD 520,000	441,089
4.500%, due 04/21/33	450,000	393,918

		835,007

Canada: 0.33%
Government of Canada, 1.500%, due 06/01/23	CAD 640,000	513,389
5.750%, due 06/01/29	100	116
8.000%, due 06/01/23	200	238

		513,743

UBS Global Securities Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
France: 0.39%
Government of France, 3.250%, due 04/25/16	EUR 330,000	$378,128
3.750%, due 04/25/21	180,000	238,500

		616,628

Germany: 0.50%
Bundesobligation, 1.250%, due 10/14/16	340,000	386,402
Bundesrepublik Deutschland, 3.250%, due 07/04/21	300,000	394,557

		780,959

Ireland: 0.53%
Republic of Ireland, 0.800%, due 03/15/22	290,000	319,550
5.400%, due 03/13/25	340,000	504,825

		824,375

Italy: 0.96%
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/21[2,5]	401,750	485,379
2.500%, due 12/01/24	520,000	591,189
2.550%, due 09/15/41[5]	130,667	163,877
4.250%, due 02/01/19[2]	215,000	268,387

		1,508,832

New Zealand: 1.04%
New Zealand Government Bond, 2.000%, due 09/20/25	NZD 308,730	214,107
3.000%, due 04/15/20	640,000	432,151
4.500%, due 04/15/27	890,000	652,723
5.500%, due 04/15/23	410,000	319,686

		1,618,667

Spain: 0.18%
Kingdom of Spain, 3.750%, due 10/31/18	EUR 230,000	281,724

United Kingdom: 0.29%
UK Gilts, 2.000%, due 01/22/16	GBP 290,000	459,488
Total Non-US government obligations (cost $7,920,893)		7,439,423
Total bonds (cost $11,584,256)		11,110,620

	Shares	Value
Investment companies: 20.33%
iShares iBoxx $ High Yield Corporate Bond ETF[3]	58,100	$5,159,280
iShares JP Morgan USD Emerging Markets Bond ETF[3]	30,955	3,402,573
UBS Emerging Markets Equity Relationship Fund*,6	280,312	10,563,377
UBS Global Corporate Bond Relationship Fund*,6	957,552	12,686,035
Total investment companies (cost $32,007,130)		31,811,265
	Number of warrants
Warrant: 0.00%[7]
Thailand: 0.00%[7]
Srisawad Power 1979 PCL, strike @ THB 60.00, expires 06/11/20* (cost $0)	2,428	927

	Shares
Short-term investment: 21.09%
Investment company: 21.09%
UBS Cash Management Prime Relationship Fund[6] (cost $32,999,277)	32,999,277	32,999,277

Investment of cash collateral from securities loaned: 5.60%
UBS Private Money Market Fund LLC[6] (cost $8,769,529)	8,769,529	8,769,529
Total investments—103.23% (cost $158,268,581)		161,561,813

Liabilities, in excess of cash and other assets—(3.23)%		(5,058,190)
Net assets—100.00%		$156,503,623

UBS Global Securities Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$7,825,026
Gross unrealized depreciation	(4,531,794)

Net unrealized appreciation of investments	$3,293,232

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 50. Portfolio footnotes begin on page 14.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CIBC	USD	1,608,912	GBP	1,020,000	09/18/15	$(7,156)
DB	MYR	11,326,000	USD	2,998,676	09/18/15	14,911
DB	TWD	21,700,000	USD	702,948	09/18/15	(725)
HSBC	USD	6,559,499	JPY	810,800,000	09/18/15	72,508
JPMCB	CAD	515,000	USD	415,934	09/18/15	4,042
JPMCB	EUR	1,345,000	USD	1,505,425	09/18/15	4,271
JPMCB	GBP	1,605,000	USD	2,480,033	09/18/15	(40,377)
JPMCB	HKD	14,165,000	USD	1,826,876	09/18/15	(348)
JPMCB	ILS	3,375,000	USD	881,592	09/18/15	(13,029)
JPMCB	NOK	2,320,000	USD	296,933	09/18/15	1,580
JPMCB	USD	1,737,709	AUD	2,260,000	09/18/15	(1,535)
JPMCB	USD	1,090,685	CAD	1,345,000	09/18/15	(14,967)
JPMCB	USD	1,253,695	CHF	1,170,000	09/18/15	1,608
JPMCB	USD	3,579,038	EUR	3,175,000	09/18/15	(35,420)
JPMCB	USD	1,117,318	GBP	710,000	09/18/15	(2,371)
JPMCB	USD	3,481,964	MXN	54,410,000	09/18/15	(39,532)
JPMCB	USD	775,894	PLN	2,865,000	09/18/15	(15,557)
JPMCB	USD	4,078,920	SEK	33,470,000	09/18/15	(34,715)
JPMCB	USD	729,949	SGD	985,000	09/18/15	567
MSCI	CNY	7,210,000	USD	1,171,881	09/18/15	15,471
MSCI	KRW	4,312,000,000	USD	3,867,785	09/18/15	9,071
MSCI	USD	2,019,231	INR	131,250,000	09/18/15	9,258
MSCI	USD	2,400,609	NZD	3,520,000	09/18/15	(31,375)
MSCI	USD	1,750,110	PHP	79,700,000	09/18/15	9,856
SSB	NZD	8,970,000	USD	6,234,276	09/18/15	196,767
Net unrealized appreciation on forward foreign currency contracts						$102,803

UBS Global Securities Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 26 contracts (USD)	September 2015	$4,029,187	$4,005,625	$(23,562)
10 Year US Treasury Notes, 119 contracts (USD)	September 2015	15,056,316	15,014,453	(41,863)
US Treasury futures sell contracts:
2 Year US Treasury Notes, 31 contracts (USD)	September 2015	(6,772,512)	(6,787,062)	(14,550)
Index futures buy contracts:
E-mini S&P 500 Index, 95 contracts (USD)	September 2015	9,902,301	9,758,400	(143,901)
EURO STOXX 50 Index, 119 contracts (EUR)	September 2015	4,615,284	4,558,443	(56,841)
FTSE 100 Index, 24 contracts (GBP)	September 2015	2,498,014	2,448,888	(49,126)
Hong Kong Hang Seng Index, 26 contracts (HKD)	July 2015	2,225,043	2,167,631	(57,412)
KOSPI 200 Index, 20 contracts (KRW)	September 2015	2,283,090	2,261,419	(21,671)
MSCI Taiwan Index, 68 contracts (USD)	July 2015	2,347,686	2,327,639	(20,047)
Russell 2000 Mini Index, 38 contracts (USD)	September 2015	4,797,971	4,751,520	(46,451)
TOPIX Index, 71 contracts (JPY)	September 2015	9,694,204	9,459,124	(235,080)
Index futures sell contracts:
DAX Index, 5 contracts (EUR)	September 2015	(1,512,442)	(1,533,128)	(20,686)
FTSE China A50 Index, 178 contracts (USD)	July 2015	(2,081,337)	(2,208,980)	(127,643)
Mini MSCI Emerging Markets Index, 140 contracts (USD)	September 2015	(6,767,880)	(6,715,800)	52,080
OMXS30 Index, 164 contracts (SEK)	July 2015	(3,078,227)	(3,050,079)	28,148
Interest rate futures buy contracts:
Euro-Bund, 28 contracts (EUR)	September 2015	4,737,298	4,744,802	7,504
Interest rate futures sell contracts:
Japanese Government 10 Year Bond, 6 contracts (JPY)	September 2015	(7,195,035)	(7,205,295)	(10,260)
Net unrealized depreciation on futures contracts				$(781,361)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$76,692,996	$177,199	$—	$76,870,195
Mortgage & agency debt security	—	32,960	—	32,960
US government obligations	—	3,638,237	—	3,638,237
Non-US government obligations	—	7,439,423	—	7,439,423
Investment companies	8,561,853	23,249,412	—	31,811,265
Warrant	927	—	—	927
Short-term investment	—	32,999,277	—	32,999,277
Investment of cash collateral from securities loaned	—	8,769,529	—	8,769,529
Forward foreign currency contracts	—	339,910	—	339,910
Futures contracts	87,732	—	—	87,732
Total	$85,343,508	$76,645,947	$—	$161,989,455

UBS Global Securities Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Liabilities
Forward foreign currency contracts	$—	$(237,107)	$—	$(237,107)
Futures contracts	(869,093)	—	—	(869,093)
Total	$(869,093)	$(237,107)	$—	$(1,106,200)

At June 30, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the value of these securities amounted to $267,494 or 0.17% of net assets.
[2]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2015, the value of these securities amounted to $781,318 or 0.50% of net assets.
[3]	Security, or portion thereof, was on loan at June 30, 2015.
[4]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[5]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[6]	The table below details the Fund’s investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/14	Purchases during the six months ended 06/30/15	Sales during the six months ended 06/30/15	Net realized gain during the six months ended 06/30/15	Change in net unrealized appreciation/ (depreciation) during the six months ended 06/30/15	Value 06/30/15	Net income earned from affiliate for the six months ended 06/30/15
UBS Cash Management Prime Relationship Fund	$77,302,320	$59,739,554	$104,042,597	$—	$—	$32,999,277	$24,715
UBS Private Money Market Fund LLC[a]	7,123,164	73,392,226	71,745,861	—	—	8,769,529	224
UBS Emerging Markets Equity Relationship Fund	17,031,614	—	7,500,000	319,396	712,367	10,563,377	—
UBS Global Corporate Bond Fund Relationship Fund	—	19,500,000	6,500,000	(55,522)	(258,443)	12,686,035	—
	$101,457,098	$152,631,780	$189,788,458	$263,874	$453,924	$65,018,218	$24,939

[a]	The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

[7]	Amount represents less than 0.005%.

See accompanying notes to financial statements.

UBS Emerging Markets Equity Relationship Fund

Portfolio performance

Over the six months ended June 30, 2015, UBS Emerging Markets Equity Relationship Fund (the “Fund”) gained 6.45%, while the Fund’s benchmark, the MSCI Emerging Markets Index (net) (the “Index”), returned 2.95%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, and the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed its benchmark during the reporting period, with strong stock selection contributing the most to results. However, sector positioning was a slight drag on performance.

Portfolio performance summary1

What worked:

•	Stock selection, overall, drove the Fund’s outperformance during the reporting period.

–	Shares of LG Chem, one of South Korea’s largest chemical companies, rose sharply during the reporting period. (For additional details, see “Portfolio Highlights.”)

–	Naspers, a South African media and Internet company, substantially contributed to the Fund’s returns. Its strong performance was driven by solid full-year results that demonstrated good progress within its e-commerce assets, such us accelerating organic revenue growth and slowing growth of development spending. In addition, the company has seen growing value from its stake in Tencent, a leading Chinese Internet company.

–	Ping An Insurance, a Chinese insurance company, was also a significant contributor to the Fund’s performance. (For additional details, see “Portfolio Highlights.”)

–	Shares of LOTTE CHEMICAL, a Korean chemical company, rallied over the reporting period. The stock price rose on anticipation of strong second-quarter earnings, driven by much-improved margins year to date.

•	Overall, country allocations added to performance during the reporting period. Country weights, which are the result of our bottom-up stock selection, added value during the reporting period. In particular, the Fund’s overweight to China was beneficial as Chinese equities rallied, bolstered by monetary easing and policy announcements toward financial reforms. The Fund’s underweight to Malaysia also contributed to performance, as Malaysian equities declined during the reporting period, weighed down by weaker currency and commodity prices.

What did not work:

•	A number of individual stocks had a negative impact on performance.

–	Cia Brasileira de Distribuicao (formerly known as Grupo Pao de Acucar), a Brazilian food retailer, was the Fund’s largest detractor from results during the reporting period. The company’s same-store sales top-line growth was weaker than same-store sales costs, which negatively impacted its operating margins.

–	Itau Unibanco, one of Brazil’s largest banks, significantly detracted from the Fund’s performance during the reporting period. (For additional details, see “Portfolio Highlights.”)

–	Wipro, an Indian information technology services company, performed poorly over the reporting period. This was mainly driven by weaker-than-expected revenue growth and an appreciating rupee versus the euro, which hurt its earnings.

–	Banco Bradesco, a large Brazilian bank, was a weak performer, and the Fund’s overweight position in the stock detracted from returns. (For additional details, see “Portfolio Highlights.”)

•	While country allocation was broadly positive, our bottom-up driven overweight in Indonesia detracted from performance. After generating strong results in 2014, the Indonesian market has lagged thus far in 2015 due to concerns around slowing economic growth and the government interfering in market pricing.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Emerging Markets Equity Relationship Fund

Portfolio highlights

–	LG Chem outperformed as margins in its key chemical products have surprised on the upside. This more than offset softness in its electronic materials and electric vehicle battery units.

–	Ping An Insurance’s outperformance came on the back of strong premium sales growth. The company also benefited from the rising Chinese equity market, as it was supported by increased monetary easing by China’s central bank, which bolstered investor sentiment for Chinese equities.

–	Banco Bradesco and Itau Unibanco were both negatively impacted by the weak Brazilian currency, the real, over the period as well as further signs of macro deterioration in Brazil: this raised concerns about the outlook for banks in a weak macro environment. More recently, the social contribution tax increase (CSLL) from 15% to 20% added to negative sentiment on Brazil’s banking sector. We see this as temporary and remain constructive on the banks’ ability to continue delivering higher-than-consensus profitability on the back of their strong focus on cost and loan quality. Also, the CSLL increase should only represent a small hit to earnings.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2015. The views and opinions in the letter were current as of August 14, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Emerging Markets Equity Relationship Fund

Average annual total returns for periods ended June 30, 2015 (unaudited)

	6 months	1 year	5 years	10 years
UBS Emerging Markets Equity Relationship Fund[1]	6.45%	0.22%	3.77%	8.30%
UBS Emerging Markets Equity Relationship Fund[2]	4.91	(1.28)	3.49	8.18
MSCI Emerging Markets Index (net)[3]	2.95	(5.12)	3.68	8.11

[1]	Return based on NAV—does not include the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.
[2]	Standardized total return—Includes the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.
[3]	The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Emerging Markets Equity Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2015

Percentage of net assets
Naspers Ltd., Class N	5.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	5.1
China Mobile Ltd.	4.5
Samsung Electronics Co., Ltd.	4.2
China Construction Bank Corp., H Shares	3.5
Ping An Insurance Group Co. of China Ltd., H Shares	3.1
Tencent Holdings Ltd.	2.9
Hengan International Group Co., Ltd.	2.7
LG Chem Ltd.	2.5
Itau Unibanco Holding SA ADR	2.5
Total	36.9%

Country exposure by issuer, top five (unaudited)

As of June 30, 2015

Percentage of net assets
China	25.1%
India	14.4
South Korea	11.0
Taiwan	10.0
Brazil	8.2
Total	68.7%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2015

Common stocks
Auto components	2.49%
Automobiles	4.39
Banks	19.52
Beverages	2.60
Chemicals	5.85
Construction materials	2.59
Containers & packaging	1.54
Diversified consumer services	1.21
Diversified financial services	1.68
Electronic equipment, instruments & components	2.11
Food products	1.38
Insurance	5.29
Internet software & services	2.91
IT services	3.29
Media	5.89
Metals & mining	2.66
Oil, gas & consumable fuels	4.42
Personal products	2.66
Pharmaceuticals	1.84
Real estate management & development	2.91
Semiconductors & semiconductor equipment	6.47
Technology hardware, storage & peripherals	4.23
Transportation infrastructure	1.25
Wireless telecommunication services	5.70
Total common stocks	94.88%

Preferred stocks	2.99%
Total investments	97.87%

Cash and other assets, less liabilities	2.13
Net assets	100.00%

UBS Emerging Markets Equity Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

	Shares	Value
Common stocks: 94.88%
Brazil: 6.02%
Banco Bradesco SA ADR	129,572	$1,186,879
Itau Unibanco Holding SA ADR	130,982	1,434,253
Klabin SA	146,700	900,744

Total Brazil common stocks		3,521,876

China: 25.08%
China Construction Bank Corp., H Shares	2,252,300	2,057,174
China Merchants Holdings International Co., Ltd.	170,723	732,310
China Mobile Ltd.	203,500	2,605,592
China Overseas Land & Investment Ltd.	242,000	853,855
China Pacific Insurance Group Co., Ltd., H Shares	271,600	1,303,419
China Resources Land Ltd.	260,766	846,058
Fuyao Glass Industry Group Co., Ltd., H Shares*,1	209,200	512,235
Hengan International Group Co., Ltd.	130,900	1,555,288
Ping An Insurance Group Co. of China Ltd., H Shares	132,500	1,789,674
TAL Education Group ADR*	20,000	706,000
Tencent Holdings Ltd.	85,200	1,700,362

Total China common stocks		14,661,967

India: 14.40%
HDFC Bank Ltd.*	67,237	1,306,409
ICICI Bank Ltd.	275,813	1,334,020
Infosys Ltd. ADR	60,000	951,000
Mahindra & Mahindra Ltd.	62,992	1,268,495
Reliance Industries Ltd.	57,075	896,368
State Bank of India	148,183	611,418
Sun Pharmaceutical Industries Ltd.	78,384	1,076,549
Wipro Ltd.	113,391	973,475

Total India common stocks		8,417,734

Indonesia: 3.13%
Astra International Tbk PT	2,445,260	1,297,597
Indocement Tunggal Prakarsa Tbk PT	181,700	284,492
Semen Indonesia Persero Tbk PT	274,900	247,425

Total Indonesia common stocks		1,829,514

Mexico: 5.35%
Fomento Economico Mexicano SAB de CV ADR	9,800	873,082
Grupo Financiero Banorte SAB de CV, Class O	246,200	1,350,869
Grupo Mexico SAB de CV, Series B	299,300	902,232

Total Mexico common stocks		3,126,183

Peru: 1.12%
Southern Copper Corp.	22,263	654,755

	Shares	Value
Poland: 0.89%
Powszechna Kasa Oszczednosci Bank Polski SA	62,663	$518,636

Russia: 3.47%
Lukoil OAO ADR	30,747	1,380,848
Sberbank of Russia*	494,736	648,621

Total Russia common stocks		2,029,469

South Africa: 8.10%
FirstRand Ltd.	224,159	982,423
Naspers Ltd., Class N	22,118	3,445,143
Sasol Ltd.	8,324	307,891

Total South Africa common stocks		4,735,457

South Korea: 10.19%
Hyundai Mobis Co. Ltd.	4,952	941,166
LG Chem Ltd.	5,879	1,467,839
Lotte Chemical Corp.	4,145	1,073,921
Samsung Electronics Co., Ltd.	2,177	2,474,729

Total South Korea common stocks		5,957,655

Taiwan: 9.96%
Advanced Semiconductor Engineering, Inc.	581,000	787,107
Hon Hai Precision Industry Co., Ltd.	392,720	1,234,628
Taiwan Semiconductor Manufacturing Co., Ltd.	657,000	2,991,736
Uni-President Enterprises Corp.	455,000	806,641

Total Taiwan common stocks		5,820,112

Thailand: 5.34%
Advanced Info Service PCL	102,100	725,496
Bangkok Bank PCL NVDR	103,100	543,347
PTT Global Chemical PCL	427,600	876,710
Siam Cement PCL NVDR	63,600	979,171

Total Thailand common stocks		3,124,724

Turkey: 0.72%
Akbank TAS	145,027	419,372

United Kingdom: 1.11%
SABMiller PLC	12,460	646,505
Total common stocks (cost $53,062,650 )		55,463,959

UBS Emerging Markets Equity Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

	Shares	Value
Preferred stocks: 2.99%
Brazil: 2.15%
Cia Brasileira de Distribuicao, Preference shares	29,800	$702,564
Petroleo Brasileiro SA, Preference shares*	136,389	557,558

Total Brazil preferred stocks		1,260,122

South Korea: 0.84%
Samsung Electronics Co., Ltd., Preference shares	550	489,623
Total preferred stocks (cost $2,961,265 )		1,749,745

	Shares	Value
Total investments—97.87% (cost $56,023,915)		$57,213,704

Cash and other assets, less liabilities—2.13%		1,242,747
Net assets—100.00%		$58,456,451

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$7,170,073
Gross unrealized depreciation	(5,980,284)

Net unrealized appreciation of investments	$1,189,789

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 50. Portfolio footnotes begin on page 18.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$55,463,959	$—	$—	$55,463,959
Preferred stocks	1,749,745	—	—	1,749,745
Total	$57,213,704	$—	$—	$57,213,704

At June 30, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the value of this security amounted to $512,235 or 0.88% of net assets.

The table below details the Fund’s investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/14	Purchases during the six months ended 06/30/15	Sales during the six months ended 06/30/15	Value 06/30/15	Net income earned from affiliate for the six months ended 06/30/15
UBS Cash Management Prime Relationship Fund	$2,957,120	$69,700,094	$72,657,214	$—	$1,341
UBS Private Money Market Fund LLC[a]	—	13,739,336	13,739,336	—	27
	$2,957,120	$83,439,430	$86,396,550	$—	$1,368

[a]	The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS International Equity Relationship Fund

Portfolio performance

For the six months ended June 30, 2015, UBS International Equity Relationship Fund (the “Fund”) gained 3.11%, while the Fund’s benchmark, the MSCI World Free ex USA Index (net) (the “Index”), rose 4.34%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed its benchmark during the reporting period due to stock selection.

Portfolio performance summary1

What worked

•	A number of individual stocks contributed to performance during the reporting period, most notably in the financials and energy sectors.

•	ING Groep NV is a Dutch multinational banking and financial services corporation that has been delivering on its restructuring plan, which formed part of our original thesis for holding this position. Management has reiterated its confidence in the future sustainable profitability and growth of ING Group with an announcement that dividend payments will be resumed this year, coming after seven years of no profit distribution to shareholders. These positive developments led the stock to be the biggest contributor in the Fund during the reporting period.

•	The decision to avoid holding Royal Dutch Shell was a positive for the Fund’s relative results, as it was the worst performing major oil stock during the reporting period. The company was already underperforming on market concerns that it has not been adjusting to the lower oil price environment as well as others. The situation was compounded recently by its bid for BG Group. The deal is thought by many to be predicated on $90 per barrel of oil, which is much higher than current levels.

•	Mitsubishi UFJ Financial Group, one of the largest banks in Japan, has beaten market expectations during the first nine months of its 2015 fiscal year. This was driven by the growth in lending outside Japan and seasonally high investment banking revenues. In addition to good results, the company has announced that it will engage in an additional share buyback program.

•	Mediolanum is an Italian financial services company and asset manager. The company is benefiting from the cyclical tailwinds in the Italian economy. Falling interest rates have made banking deposits less attractive, thus encouraging retail clients to allocate more of their savings to mutual funds. The stronger Italian equity market led to double-digit growth in the company’s assets under management during the reporting period.

•	The Fund’s sector allocations, a by-product of our bottom-up stock selection process, contributed positively in nine of the 10 sectors in the Index. The underweight in utilities was the largest contributor to performance.

What didn’t work

•	A number of individual stocks detracted from performance during the reporting period.

•	Despite some operational improvements and a commitment to improving capital returns, Anglo American, a UK-listed, multi-national mining company, underperformed the Index. Weak commodity prices are damaging both its return generation and ability to execute a planned restructure.

•	AIXTRON is a US-listed, leading manufacturer of capital equipment used in the manufacture of LEDs. Our thesis for the stock was built around an expected upturn in the adoption of LED lighting leading to significantly increased demand for capital equipment. However, demand acceleration has not been as strong as expected, and we are currently reviewing this position.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS International Equity Relationship Fund

•	THK of Japan is the world leader in linear motion guides, which are sold to the factory automation industry. Weak orders in China have recently weighed on its share price despite robust conditions in its domestic market. We continue to believe that the market is mispricing margin improvement for the company and that its shares remain fundamentally attractive.

•	Jardine Matheson is a holding company for a number of Asian-based businesses encompassing property, auto and motorcycle manufacturing and distribution, as well as retail assets. Recent macro-economic concerns about China and Indonesia have resulted in its underperformance during the reporting period. However, we believe that its shares continue to offer an attractive valuation opportunity for the Fund.

•	The Fund’s overweight position in the materials sector was a marginal detractor from results.

Portfolio highlights

•	Within the consumer sector, we initiated a position in Sumitomo Electric Industries, a leading Japanese manufacturer of electric wire and cable, and optical fiber. We believe the company is currently trading at an attractive valuation and is due to benefit from several catalysts. First, we feel it is poised to gain share in its core automotive business segment through the roll-out of its aluminum wire harnesses, which have a strong value proposition with reduced cost and weight. Second, we do not feel the market is pricing in the potential for the successful marketing of the company’s redox flow batteries, used to store power on a large scale. Third, we believe the company is becoming better managed and is beginning to focus on improving its capital efficiency.

•	KION Group, listed in Germany, is Western Europe’s largest forklift truck manufacturer. We recently purchased the stock, as it is currently trading at an attractive valuation with plenty of upside potential given a number of opportunities for earnings improvement. We believe Kion should benefit from a pick-up in European industrial production, as well as a new truck replacement cycle. The company also has an opportunity to grow market share in North America with its new mid-range truck offering, and it has instituted a cost efficiency program that could lead to growing margins. As Kion’s shares are currently very inexpensive relative to peers, we also see the potential for the shares to gain value.

•	Continuing the trend of exploiting opportunities in Japan, we have introduced a holding of NGK Spark Plug, the world’s leading supplier of spark plugs for automotive applications. The increasing technological gap between the company’s products and those of its competitors should lead to further market share gains and robust pricing power, as its customers continue to drive more efficient engines. The company has started to reduce capital employed in its more capital intensive, lower return businesses (such as semiconductors), and there is scope for a significant increase in the payout ratio. Trading on a mid-teens P/E multiple, the valuation is very low for a global leader with earnings growth potential in the coming years.

•	As of the end of the reporting period, KDDI, one of the three major Japanese telecom companies, was the largest active position in the Fund. The company provides a full range of services, from fixed-line to cellular, primarily in its domestic market. KDDI has previously grown its market share through competitive measures, such as product differentiation, and was successful in doing so. However, the competitive landscape has changed, as all three Japanese telecom companies have turned their focus away from gaining market share to growing profits. As a result, all three now have virtually undifferentiated offerings. Among the three telecom companies, KDDI is currently trading at the most attractive valuation. Furthermore, as the Japanese telecom market becomes less competitive and more oligopolistic, we believe KDDI should see the biggest share price gains as its profitability increases.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2015. The views and opinions in the letter were current as of August 14, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS International Equity Relationship Fund

Average annual total returns for periods ended June 30, 2015 (unaudited)

	6 months	1 year	5 years	10 years
UBS International Equity Relationship Fund	3.11%	(5.53)%	9.24%	4.98%
MSCI World Free ex USA Index (net)[1]	4.34	(5.28)	8.97	5.16

[1]	The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS International Equity Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2015

Percentage of net assets
Novartis AG	3.7%
KDDI Corp.	2.5
AIA Group Ltd.	2.3
Toyota Motor Corp.	2.3
ING Groep NV CVA	2.3
Shire PLC	2.1
Unilever NV CVA	2.0
Toronto-Dominion Bank	2.0
Mitsubishi UFJ Financial Group, Inc.	2.0
HSBC Holdings PLC	1.8
Total	23.0%

Country exposure by issuer, top five (unaudited)

As of June 30, 2015

Percentage of net assets
Japan	25.0%
United Kingdom	20.3
Germany	7.8
Switzerland	6.2
Canada	5.6
Total	64.9%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2015

Common stocks
Airlines	3.04%
Auto components	4.25
Automobiles	3.80
Banks	14.25
Beverages	2.59
Chemicals	2.40
Construction materials	1.09
Diversified financial services	3.08
Diversified telecommunication services	1.37
Electrical equipment	1.35
Electronic equipment, instruments & components	2.24
Food products	4.93
Hotels, restaurants & leisure	1.07
Household durables	1.66
Industrial conglomerates	1.47
Insurance	7.85
Machinery	3.57
Marine	1.03
Media	1.68
Metals & mining	4.85
Multi-utilities	0.72
Oil, gas & consumable fuels	6.66
Pharmaceuticals	7.61
Real estate investment trust (REIT)	1.71
Real estate management & development	1.45
Semiconductors & semiconductor equipment	1.27
Software	1.60
Textiles, apparel & luxury goods	2.57
Tobacco	1.70
Trading companies & distributors	1.69
Wireless telecommunication services	3.88
Total common stocks	98.43%

Short-term investment	1.07
Investment of cash collateral from securities loaned	1.53
Total investments	101.03%

Liabilities, in excess of cash and other assets	(1.03)
Net assets	100.00%

UBS International Equity Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

	Shares	Value
Common stocks: 98.43%
Australia: 1.71%
Westfield Corp.	117,403	$826,110

Canada: 5.57%
Canadian Oil Sands Ltd.[1]	43,600	352,570
Husky Energy, Inc.	25,300	483,921
Suncor Energy, Inc.	23,700	652,746
Teck Resources Ltd., Class B1	25,700	254,737
Toronto-Dominion Bank	22,300	946,991

Total Canada common stocks		2,690,965

China: 3.81%
AIA Group Ltd.	172,645	1,130,320
Jardine Matheson Holdings Ltd.	12,500	709,250

Total China common stocks		1,839,570

Denmark: 2.17%
AP Moeller—Maersk A/S, Class B	273	494,443
Danske Bank A/S	18,743	551,207

Total Denmark common stocks		1,045,650

Finland: 1.82%
Sampo Oyj, Class A	18,609	876,529

France: 4.60%
Danone SA	12,986	839,547
LVMH Moet Hennessy Louis Vuitton SE	4,156	728,125
Schneider Electric SE	9,466	653,558

Total France common stocks		2,221,230

Germany: 7.84%
AIXTRON SE*,1	25,465	172,013
Bayer AG	6,266	877,048
Daimler AG	7,986	726,857
E.ON SE	26,027	346,744
HeidelbergCement AG	6,654	527,657
KION Group AG*	10,253	491,171
ThyssenKrupp AG	24,676	641,947

Total Germany common stocks		3,783,437

Ireland: 3.38%
Ryanair Holdings PLC ADR	8,500	606,475
Shire PLC	12,832	1,027,268

Total Ireland common stocks		1,633,743

Israel: 1.60%
Check Point Software Technologies Ltd.*	9,700	771,635

Italy: 2.59%
Intesa Sanpaolo SpA	206,366	748,178
Mediolanum SpA	60,885	502,295

Total Italy common stocks		1,250,473

	Shares	Value
Japan: 25.02%
Alps Electric Co., Ltd.	14,800	$456,510
Bridgestone Corp.	12,600	466,123
Hino Motors Ltd.	49,600	613,592
Hitachi Ltd.	95,000	626,270
Inpex Corp.	51,700	587,822
Japan Airlines Co., Ltd.	24,600	858,291
KDDI Corp.	49,200	1,187,538
Mitsubishi UFJ Financial Group, Inc.	131,200	943,169
NGK Spark Plug Co., Ltd.	21,100	585,321
ORIX Corp.	56,300	837,703
Shin-Etsu Chemical Co., Ltd.	11,100	689,209
Sony Corp.*	28,300	800,429
Sumitomo Electric Industries Ltd.	37,900	587,460
Sumitomo Realty & Development Co., Ltd.	20,000	701,638
THK Co., Ltd.	28,600	618,340
Toyota Industries Corp.	7,200	410,639
Toyota Motor Corp.	16,500	1,105,932

Total Japan common stocks		12,075,986

Netherlands: 4.67%
Heineken NV	9,106	691,035
ING Groep NV CVA	66,309	1,094,823
Koninklijke DSM NV	8,109	470,096

Total Netherlands common stocks		2,255,954

Norway: 1.37%
Telenor ASA	30,219	662,159

Spain: 4.02%
Banco Santander SA	93,290	651,483
Bankia SA*	375,529	476,434
Mediaset Espana Comunicacion SA	62,067	813,392

Total Spain common stocks		1,941,309

Sweden: 0.73%
Lundin Petroleum AB*	20,531	351,683

Switzerland: 6.18%
Glencore PLC*	151,735	608,670
Novartis AG	17,933	1,767,502
Zurich Insurance Group AG*	1,987	604,845

Total Switzerland common stocks		2,981,017

United Kingdom: 20.28%
Anglo American PLC	27,522	397,196
ARM Holdings PLC	27,098	441,531
Ashtead Group PLC	47,335	817,383
Associated British Foods PLC	12,963	584,769
BP PLC	118,688	783,531
Burberry Group PLC	20,653	509,806
HSBC Holdings PLC	99,018	886,973
Imperial Tobacco Group PLC	17,036	820,969
Lloyds Banking Group PLC	431,419	577,814

UBS International Equity Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United Kingdom—(Concluded)
London Stock Exchange Group PLC	17,451	$649,851
Prudential PLC	28,110	676,872
Rio Tinto PLC	10,710	439,886
SABMiller PLC	10,797	560,516
Unilever NV CVA	22,930	954,925
Vodafone Group PLC	189,811	685,506

Total United Kingdom common stocks		9,787,528

United States: 1.07%
Carnival PLC	10,122	516,727
Total common stocks (cost $43,653,284 )		47,511,705

	Shares	Value
Short-term investment: 1.07%
Investment company: 1.07%
UBS Cash Management Prime Relationship Fund[2] (cost $518,571)	518,571	$518,571
Investment of cash collateral from securities loaned: 1.53%
UBS Private Money Market Fund LLC[2] (cost $738,859)	738,859	738,859
Total investments—101.03% (cost $44,910,714)		48,769,135

Liabilities, in excess of cash and other assets—(1.03)%		(495,201)
Net assets—100.00%		$48,273,934

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$7,690,206
Gross unrealized depreciation	(3,831,785)

Net unrealized appreciation of investments	$3,858,421

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 50. Portfolio footnotes begin on page 23.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CIBC	USD	457,436	GBP	290,000	09/18/15	$(2,035)
JPMCB	CHF	1,325,000	USD	1,419,044	09/18/15	(2,560)
JPMCB	DKK	2,290,000	USD	345,246	09/18/15	2,241
JPMCB	EUR	565,000	USD	634,850	09/18/15	4,253
JPMCB	GBP	1,620,000	USD	2,506,069	09/18/15	(37,897)
JPMCB	HKD	4,990,000	USD	643,562	09/18/15	(126)
JPMCB	ILS	2,225,000	USD	580,764	09/18/15	(9,024)
JPMCB	JPY	93,400,000	USD	755,808	09/18/15	(8,165)
JPMCB	NOK	2,330,000	USD	296,550	09/18/15	(76)
JPMCB	USD	1,379,136	AUD	1,795,000	09/18/15	(183)
JPMCB	USD	1,545,598	CAD	1,905,000	09/18/15	(21,997)
JPMCB	USD	150,155	JPY	18,500,000	09/18/15	1,167
JPMCB	USD	1,630,710	SEK	13,420,000	09/18/15	(9,161)
JPMCB	USD	803,726	SGD	1,085,000	09/18/15	954
Net unrealized depreciation on forward foreign currency contracts						$(82,609)

UBS International Equity Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$47,511,705	$—	$—	$47,511,705
Short-term investment	—	518,571	—	518,571
Investment of cash collateral from securities loaned	—	738,859	—	738,859
Forward foreign currency contracts	—	8,615	—	8,615
Total	$47,511,705	$1,266,045	$—	$48,777,750

Liabilities
Forward foreign currency contracts	$—	$(91,224)	$—	$(91,224)

At June 30, 2015, there were no transfers between Level 1 and Level 2

Portfolio footnotes

*	Non-income producing security.
[1]	Security, or portion thereof, was on loan at June 30, 2015.
[2]	The table below details the Fund’s investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/14	Purchases during the six months ended 06/30/15	Sales during the six months ended 06/30/15	Value 06/30/15	Net income earned from affiliate for the six months ended 06/30/15
UBS Cash Management Prime Relationship Fund	$588,269	$2,408,569	$2,478,267	$518,571	$230
UBS Private Money Market Fund LLC[a]	577,046	19,933,555	19,771,742	738,859	60
	$1,165,315	$22,342,124	$22,250,009	$1,257,430	$290

[a]	The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance

For the six months ended June 30, 2015, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) returned 6.78%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 1.71%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund significantly outpaced the Index due to successful stock selection decisions.

Portfolio performance summary1

What worked

•	An overweight to the health care sector, along with strong stock selection within the sector, made a significant contribution to Fund performance. While health care was the best performing sector in the benchmark index, the Fund benefited from holding several names in particular.

–	Impax Laboratories was a top contributor to relative returns, with a gain of 45% for the six-month period. The generic drug company has been attempting to develop a branded business for several years. The news that the Food & Drug Administration (FDA) had approved the company’s first branded drug RYTARY, an extended-release capsule for the treatment of Parkinson’s disease, led the stock to trade higher.

–	Hospira, Inc. also outperformed during the reporting period. The generic drug company, which provides injectables and infusion technologies, saw its share price rally after Pfizer announced plans to acquire Hospira at a significant premium. We sold the position after that announcement, as the stock reached what we consider fair value.

•	The Fund’s information technology stocks, particularly the semiconductor names, were positive for performance during the reporting period.

–	Freescale Semiconductor was the Fund’s top performing stock during the six months. Shares climbed 67% after the company reported strong fourth-quarter earnings and a revenue outlook that exceeded market expectations. News of Freescale’s acquisition by NXP Semiconductors gave the stock an additional boost, as the deal will create the largest supplier of microchips in the automotive industry. We realized our investment thesis and sold the stock before the end of the period.

–	In addition, Altera was a top contributor during the period. Shares of the semiconductor company were up sharply on news of a proposed acquisition by Intel. Following the second-quarter announcement, Altera’s stock price reached our estimate of fair value, and we sold the position.

•	A position in Amazon.com contributed positively to the Fund’s relative returns. Shares of the Internet retailer were up based on strong revenues, which we believe will continue to grow at higher-than-average levels. We see major opportunities for Amazon’s retail expansion across all categories, positioning the company for continued progress towards becoming the ideal of the “Everything Store.”

•	The Fund benefited from the decision not to hold utilities stocks during the six-month period. The sector posted the worst performance of any sector in the benchmark, declining 11%, which helped the Fund’s relative returns.

What didn’t work

•	Several individual stock positions in various industries made a negative contribution to the Fund’s returns. Industry weightings did not have any noteworthy negative effects.

–	Micron Technology was a top detractor, declining 46% during the period. The semiconductor company indicated an outlook for the fiscal fourth quarter that was worse than expected. While Micron is wrestling with increased costs for product line transitions, we believe the company and its industry are better positioned than at any time in the past. We maintain high conviction in our thesis for Micron and continue to hold the position.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS U.S. Equity Alpha Relationship Fund

–	Luxury apparel company Ralph Lauren detracted from relative returns after reporting weak results, especially for its outlet business. Ralph Lauren faces additional headwinds from the impact of US dollar appreciation on its foreign revenues. We sold the position based on a violation of our investment thesis.

–	The stock price of Applied Materials dropped on news that the semiconductor company’s expected merger with Tokyo Electron had been cancelled. The merger was a key signpost of our investment thesis. We sold the position due to thesis deterioration following the announcement.

–	Shares of Hertz Global Holdings traded lower during the six-month period. The car rental company’s stock price declined following accounting issues and recent board changes. Given consolidation within the rental car industry, we believe Hertz can realize cost efficiencies and better buying and selling of car inventory, which should lead to margin improvement over the long run.

–	American Express was down during the period following news that the credit services company’s exclusive merchant acceptance agreement with Costco Wholesale Corp. will end in 2016.

Portfolio highlights

•	Mondelez International manufactures and markets snack food and beverages including cookies, crackers, chocolate, gum, candy, coffee, powdered beverages, and various cheese and grocery products. We believe Mondelez is well-positioned for growth due to its significant exposure to developing markets. We think there is an opportunity for margin expansion from a rebound in Europe and by leveraging synergies across distribution platforms.

•	Yum! Brands is the leading multi-concept global restaurant company. Its three main concepts are KFC, Taco Bell and Pizza Hut. Our research indicates that the market is undervaluing the long-term value of the KFC and Pizza Hut franchises in China. Unit growth in China has accelerated in recent years as a result of prior investment in infrastructure. This should allow for more rapid growth in smaller cities. We expect Yum! to continue to grow earnings per share by double digits for the next several years through a combination of strong international growth and return of capital to shareholders through dividends and share repurchases.

•	Laboratory Corp. of America is a global independent clinical laboratory company. It has significantly underperformed the S&P 500 Index due to a weak utilization environment combined with overhang from government reimbursement pressures. Longer term, we believe national labs such as Laboratory Corp. stand to grow market share at the expense of higher-cost independent and hospital-owned labs. This trend, combined with the company’s cost reduction efforts, should allow Laboratory Corp. to return to operating margins near 20%.

•	Philip Morris is a leading player in the global cigarette and tobacco market. We believe the market underappreciates the persistence and predictability of the company’s cash flows and its returns to shareholders. Philip Morris’s regulatory and consumption risk is well-diversified across 180 markets around the globe. While governments have an interest in reducing tobacco consumption, they have become reliant on steady tobacco tax flows. Many governments are working with Philip Morris to encourage steady but slow declines in consumption while growing taxation and price revenues.

•	Praxair produces, sells and distributes atmospheric, process and specialty gases, as well as surface coatings. We believe the company has a high-quality franchise, with local scale and density-based competitive advantages in attractive markets such as North America and Brazil. Praxair’s strong management team and culture drive best-in-class operating efficiency and strategic capital deployment. In addition, the company’s stable cash-flow profile allows Praxair to issue large amounts of debt cheaply, creating capital deployment arbitrage opportunities.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2015. The views and opinions in the letter were current as of August 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

UBS U.S. Equity Alpha Relationship Fund

Average annual total returns for periods ended June 30, 2015 (unaudited)

	6 months	1 year	5 years	Inception¹
UBS U.S. Equity Alpha Relationship Fund	6.78%	13.83%	18.68%	8.25%
Russell 1000 Index[2]	1.71	7.37	17.58	7.99

[1]	Inception date of UBS U.S. Equity Alpha Relationship Fund is September 20, 2005.
[2]	The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Equity Alpha Relationship Fund

Top ten equity holdings (unaudited)1

As of June 30, 2015

Percentage of net assets
Mondelez International, Inc., Class A	3.2%
Philip Morris International, Inc.	2.8
JPMorgan Chase & Co.	2.8
Yum! Brands, Inc.	2.7
Walt Disney Co.	2.7
Amazon.com, Inc.	2.5
UnitedHealth Group, Inc.	2.5
PepsiCo, Inc.	2.5
Eli Lilly & Co.	2.4
Laboratory Corp. of America Holdings	2.4
Total	26.5%

[1]	Only long positions are considered for top ten holdings.

UBS U.S. Equity Alpha Relationship Fund

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2015

Common stocks
Automobiles	2.80%
Banks	9.48
Beverages	2.46
Biotechnology	6.56
Capital markets	2.08
Chemicals	3.40
Communications equipment	0.98
Consumer finance	3.98
Diversified telecommunication services	1.41
Electronic equipment, instruments & components	3.49
Energy equipment & services	2.15
Food & staples retailing	2.49
Food products	3.25
Health care equipment & supplies	1.55
Health care providers & services	6.13
Hotels, restaurants & leisure	2.72
Household durables	2.50
Industrial conglomerates	3.74
Insurance	5.59
Internet & catalog retail	2.55
Internet software & services	2.10
IT services	2.65
Life sciences tools & services	1.26
Machinery	2.04
Media	4.46
Oil, gas & consumable fuels	6.24
Pharmaceuticals	10.00
Real estate investment trust (REIT)	3.26
Road & rail	3.94
Semiconductors & semiconductor equipment	9.84
Software	3.86
Specialty retail	1.22
Technology hardware, storage & peripherals	4.27
Tobacco	2.77
Trading companies & distributors	1.75
Total common stocks	128.97%

Short-term investment	2.83
Total investments before investments sold short	131.80%

Investments sold short
Common stocks
Banks	(2.59)%
Beverages	(1.12)
Biotechnology	(2.74)
Capital markets	(2.48)
Commercial services & supplies	(1.43)
Communications equipment	(0.79)
Diversified telecommunication services	(0.39)
Electronic equipment, instruments & components	(1.10)
Energy equipment & services	(0.19)
Food products	(0.39)
Health care equipment & supplies	(2.19)
Health care providers & services	(1.37)
Hotels, restaurants & leisure	(2.15)
Household products	(0.31)
Insurance	(0.88)
Internet software & services	(1.15)
IT services	(0.80)
Life sciences tools & services	(1.40)
Media	(0.54)
Oil, gas & consumable fuels	(0.20)
Pharmaceuticals	(1.55)
Real estate investment trust (REIT)	(0.19)
Semiconductors & semiconductor equipment	(1.97)
Software	(2.00)
Specialty retail	(0.80)
Technology hardware, storage & peripherals	(0.37)
Textiles, apparel & luxury goods	(0.51)
Thrifts & mortgage finance	(0.38)
Total investments sold short	(31.98)%

Total investments, net of investments sold short	99.82%
Cash and other assets, less liabilities	0.18
Net assets	100.00%

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

	Shares	Value
Common stocks: 128.97%
Automobiles: 2.80%
Ford Motor Co.[1]	154,600	$2,320,546
General Motors Co.[1]	100,900	3,362,997

		5,683,543

Banks: 9.48%
Citigroup, Inc.[1]	84,644	4,675,735
Fifth Third Bancorp[1]	110,500	2,300,610
JPMorgan Chase & Co.[1]	82,636	5,599,415
US Bancorp[1]	101,850	4,420,290
Wells Fargo & Co.[1]	40,400	2,272,096

		19,268,146

Beverages: 2.46%
PepsiCo, Inc.[1]	53,600	5,003,024

Biotechnology: 6.56%
Acorda Therapeutics, Inc.*,1	70,700	2,356,431
Alnylam Pharmaceuticals, Inc.*,1	30,000	3,596,100
Atara Biotherapeutics, Inc.*,1	14,501	765,073
Bluebird Bio, Inc.*,1	3,106	522,957
Chimerix, Inc.*,1	87,600	4,047,120
Lexicon Pharmaceuticals, Inc.*,1	190,244	1,531,464
MacroGenics, Inc.*,1	7,300	277,181
Regulus Therapeutics, Inc.*,1	21,700	237,832

		13,334,158

Capital markets: 2.08%
Invesco Ltd.[1]	60,450	2,266,270
Morgan Stanley[1]	50,500	1,958,895

		4,225,165

Chemicals: 3.40%
Monsanto Co.[1]	20,800	2,217,072
Praxair, Inc.[1]	39,300	4,698,315

		6,915,387

Communications equipment: 0.98%
Arista Networks, Inc.*	24,269	1,983,748

Consumer finance: 3.98%
American Express Co.[1]	45,000	3,497,400
Capital One Financial Corp.[1]	52,150	4,587,636

		8,085,036

Diversified telecommunication services: 1.41%
Pacific DataVision, Inc.*,1,2	68,200	2,873,266

Electronic equipment, instruments & components: 3.49%
CDW Corp.	68,588	2,351,197
Dolby Laboratories, Inc., Class A	61,764	2,450,795
Jabil Circuit, Inc.[1]	107,810	2,295,275

		7,097,267

	Shares	Value

Energy equipment & services: 2.15%
Halliburton Co.[1]	38,100	$1,640,967
McDermott International, Inc.*,1	233,950	1,249,293
Noble Corp. PLC[1]	96,000	1,477,440

		4,367,700

Food & staples retailing: 2.49%
Rite Aid Corp.*,1	172,600	1,441,210
Walgreens Boots Alliance, Inc.[1]	42,800	3,614,032

		5,055,242

Food products: 3.25%
Mondelez International, Inc., Class A1	160,400	6,598,856

Health care equipment & supplies: 1.55%
HeartWare International, Inc.*,1	17,500	1,272,075
Thoratec Corp.*,1	42,200	1,880,854

		3,152,929

Health care providers & services: 6.13%
Envision Healthcare Holdings, Inc.*,1	64,900	2,562,252
Laboratory Corp. of America Holdings*,1	39,500	4,788,190
UnitedHealth Group, Inc.[1]	41,900	5,111,800

		12,462,242

Hotels, restaurants & leisure: 2.72%
Yum! Brands, Inc.[1]	61,291	5,521,093

Household durables: 2.50%
Jarden Corp.*	68,653	3,552,793
Lennar Corp., Class A1	30,100	1,536,304

		5,089,097

Industrial conglomerates: 3.74%
Danaher Corp.[1]	32,900	2,815,911
General Electric Co.[1]	180,100	4,785,257

		7,601,168

Insurance: 5.59%
Aon PLC[1]	36,900	3,678,192
Lincoln National Corp.[1]	61,200	3,624,264
MetLife, Inc.[1]	72,600	4,064,874

		11,367,330

Internet & catalog retail: 2.55%
Amazon.com, Inc.*,1	11,924	5,176,089

Internet software & services: 2.10%
Facebook, Inc., Class A*	49,824	4,273,155

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

	Shares	Value
Common stock—(Concluded)
IT services: 2.65%
ServiceSource International, Inc.*,1	298,200	$1,631,154
Visa, Inc., Class A1	55,738	3,742,807

		5,373,961

Life sciences tools & services: 1.26%
Bio-Rad Laboratories, Inc., Class A*,1	16,936	2,550,731

Machinery: 2.04%
Colfax Corp.*,1	41,600	1,919,840
Joy Global, Inc.[1]	61,500	2,226,300

		4,146,140

Media: 4.46%
CBS Corp. (Non-Voting), Class B1	65,799	3,651,845
Walt Disney Co.[1]	47,400	5,410,236

		9,062,081

Oil, gas & consumable fuels: 6.24%
Approach Resources, Inc.*,1	106,900	732,265
Chevron Corp.[1]	20,000	1,929,400
Cobalt International Energy, Inc.*,1	173,400	1,683,714
EOG Resources, Inc.[1]	26,900	2,355,095
Gulfport Energy Corp.*,1	22,700	913,675
Laredo Petroleum, Inc.*,1	63,000	792,540
Oasis Petroleum, Inc.*,1	53,100	841,635
PDC Energy, Inc.*,1	37,500	2,011,500
SM Energy Co.[1]	30,700	1,415,884

		12,675,708

Pharmaceuticals: 10.00%
Allergan PLC*,1	15,000	4,551,900
Catalent, Inc.*,1	92,200	2,704,226
Eli Lilly & Co.[1]	58,711	4,901,781
Impax Laboratories, Inc.*,1	73,847	3,391,054
Medicines Co.*	73,186	2,093,852
Teva Pharmaceutical Industries Ltd. ADR	45,300	2,677,230

		20,320,043

Real estate investment trust (REIT): 3.26%
American Campus Communities, Inc.[1]	20,500	772,645
Digital Realty Trust, Inc.[1]	48,200	3,213,976
Simon Property Group, Inc.[1]	15,200	2,629,904

		6,616,525

	Shares	Value
Road & rail: 3.94%
Hertz Global Holdings, Inc.*,1	120,200	$2,178,024
Norfolk Southern Corp.	30,163	2,635,040
Union Pacific Corp.	33,500	3,194,895

		8,007,959

Semiconductors & semiconductor equipment: 9.84%
Broadcom Corp., Class A1	54,503	2,806,359
Integrated Device Technology, Inc.*	86,828	1,884,168
Maxim Integrated Products, Inc.	63,834	2,207,061
Micron Technology, Inc.*,1	154,580	2,912,287
NXP Semiconductors NV*,1	20,300	1,993,460
ON Semiconductor Corp.*	173,250	2,025,292
Qorvo, Inc.*	24,610	1,975,445
Silicon Laboratories, Inc.*,1	36,565	1,974,876
Skyworks Solutions, Inc.	21,280	2,215,248

		19,994,196

Software: 3.86%
Check Point Software Technologies Ltd.*,1	43,600	3,468,380
Symantec Corp.[1]	188,550	4,383,787

		7,852,167

Specialty retail: 1.22%
Best Buy Co., Inc.[1]	75,892	2,474,838

Technology hardware, storage & peripherals: 4.27%
Apple, Inc.[1]	34,913	4,378,963
SanDisk Corp.	34,068	1,983,439
Western Digital Corp.	29,386	2,304,450

		8,666,852

Tobacco: 2.77%
Philip Morris International, Inc.[1]	70,200	5,627,934

Trading companies & distributors: 1.75%
Fastenal Co.[1]	84,400	3,559,992
Total common stocks (cost $220,524,703)		262,062,768

Short-term investment: 2.83%
Investment company: 2.83%
UBS Cash Management Prime Relationship Fund[3] (cost $5,747,288)	5,747,288	5,747,288
Total investments before Investments sold short: 131.80% (cost $226,271,991)		$267,810,056

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

	Shares	Value
Investments sold short: (31.98)%
Common stocks: (31.98)%
Banks: (2.59)%
Associated Banc-Corp.	(38,800)	$(786,476)
BancorpSouth, Inc.	(32,500)	(837,200)
Bank of America Corp.	(43,600)	(742,072)
First Niagara Financial Group, Inc.	(60,850)	(574,424)
People’s United Financial, Inc.	(48,000)	(778,080)
Westamerica Bancorporation	(15,400)	(780,010)
Zions Bancorporation	(24,000)	(761,640)

		(5,259,902)

Beverages: (1.12)%
Brown-Forman Corp., Class B	(7,000)	(701,260)
Constellation Brands, Inc., Class A	(8,300)	(962,966)
Dr. Pepper Snapple Group, Inc.	(8,300)	(605,070)

		(2,269,296)

Biotechnology: (2.74)%
Celgene Corp.	(10,600)	(1,226,791)
Intrexon Corp.	(23,500)	(1,146,800)
Ligand Pharmaceuticals, Inc.	(9,057)	(913,851)
Repligen Corp.	(28,750)	(1,186,513)
United Therapeutics Corp.	(6,300)	(1,095,885)

		(5,569,840)

Capital markets: (2.48)%
Charles Schwab Corp.	(52,700)	(1,720,655)
Janus Capital Group, Inc.	(60,300)	(1,032,336)
Northern Trust Corp.	(8,300)	(634,618)
Stifel Financial Corp.	(16,200)	(935,388)
TD Ameritrade Holding Corp.	(19,300)	(710,626)

		(5,033,623)

Commercial services & supplies: (1.43)%
Healthcare Services Group, Inc.	(56,800)	(1,877,240)
Stericycle, Inc.	(7,600)	(1,017,716)

		(2,894,956)

Communications equipment: (0.79)%
Juniper Networks, Inc.	(33,963)	(882,019)
Polycom, Inc.	(63,842)	(730,353)

		(1,612,372)

Diversified telecommunication services: (0.39)%
Level 3 Communications, Inc.	(15,117)	(796,212)

Electronic equipment, instruments & components: (1.10)%
Flextronics International Ltd.	(66,500)	(752,115)
Ingram Micro, Inc., Class A	(29,229)	(731,602)
Tech Data Corp.	(12,986)	(747,474)

		(2,231,191)

	Shares	Value
Energy equipment & services: (0.19)%
FMC Technologies, Inc.	(9,400)	$(390,006)

Food products: (0.39)%
McCormick & Co. Inc. (Non-voting)	(9,750)	(789,262)

Health care equipment & supplies: (2.19)%
Abaxis, Inc.	(17,000)	(875,160)
DENTSPLY International, Inc.	(13,500)	(695,925)
IDEXX Laboratories, Inc.	(10,200)	(654,228)
STERIS Corp.	(10,100)	(650,844)
Zeltiq Aesthetics, Inc.	(31,100)	(916,517)
Zimmer Biomet Holdings, Inc.	(6,100)	(666,303)

		(4,458,977)

Health care providers & services: (1.37)%
Bio-Reference Laboratories, Inc.	(29,700)	(1,225,125)
MEDNAX, Inc.	(11,500)	(852,265)
Patterson Cos., Inc.	(14,700)	(715,155)

		(2,792,545)

Hotels, restaurants & leisure: (2.15)%
Buffalo Wild Wings, Inc.	(5,300)	(830,457)
Choice Hotels International, Inc.	(32,300)	(1,752,275)
Hyatt Hotels Corp., Class A	(17,700)	(1,003,413)
Wendy’s Co.	(70,200)	(791,856)

		(4,378,001)

Household products: (0.31)%
Clorox Co.	(6,000)	(624,120)

Insurance: (0.88)%
American International Group, Inc.	(28,900)	(1,786,598)

Internet software & services: (1.15)%
Akamai Technologies, Inc.	(10,600)	(740,092)
Gogo, Inc.	(37,683)	(807,547)
Rackspace Hosting, Inc.	(21,106)	(784,932)

		(2,332,571)

IT services: (0.80)%
Cognizant Technology Solutions Corp., Class A	(15,600)	(953,004)
Xerox Corp.	(63,400)	(674,576)

		(1,627,580)

Life sciences tools & services: (1.40)%
Mettler-Toledo International, Inc.	(3,900)	(1,331,694)
PerkinElmer, Inc.	(15,900)	(836,976)
Thermo Fisher Scientific, Inc.	(5,200)	(674,752)

		(2,843,422)

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
Media: (0.54)%
Gannett Co., Inc.	(14,000)	$(195,860)
TEGNA, Inc.	(28,000)	(897,960)

		(1,093,820)

Oil, gas & consumable fuels: (0.20)%
Hess Corp.	(5,950)	(397,936)

Pharmaceuticals: (1.55)%
AbbVie, Inc.	(19,200)	(1,290,048)
Endo International PLC	(14,900)	(1,186,785)
Sagent Pharmaceuticals, Inc.	(27,700)	(673,387)

		(3,150,220)

Real estate investment trust (REIT): (0.19)%
Equity Residential	(5,400)	(378,918)

Semiconductors & semiconductor equipment: (1.97)%
Cavium, Inc.	(13,400)	(922,054)
Linear Technology Corp.	(14,200)	(628,066)
Teradyne, Inc.	(37,900)	(731,091)
Texas Instruments, Inc.	(33,306)	(1,715,592)

		(3,996,803)

	Shares	Value
Software: (2.00)%
Cadence Design Systems, Inc.	(48,595)	$(955,378)
Electronic Arts, Inc.	(21,800)	(1,449,700)
Red Hat, Inc.	(11,300)	(858,009)
Synopsys, Inc.	(16,000)	(810,400)

		(4,073,487)

Specialty retail: (0.80)%
American Eagle Outfitters, Inc.	(48,095)	(828,196)
Staples, Inc.	(52,300)	(800,713)

		(1,628,909)

Technology hardware, storage & peripherals: (0.37)%
Diebold, Inc.	(21,400)	(749,000)

Textiles, apparel & luxury goods: (0.51)%
Under Armour, Inc., Class A	(12,400)	(1,034,656)

Thrifts & mortgage finance: (0.38)%
Astoria Financial Corp.	(56,550)	(779,824)
Total investments sold short (proceeds $49,430,871)		(64,974,047)
Total investments, net of investments sold short—99.82%		202,836,009
Cash and other assets, less liabilities—0.18%		359,500
Net assets—100.00%		$203,195,509

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$51,915,987
Gross unrealized depreciation	(10,377,922)

Net unrealized appreciation of investments	$41,538,065

For a listing of defined acronyms, counterparty abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 50. Portfolio footnotes begin on page 31.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$259,189,502	$2,873,266	$—	$262,062,768
Short-term investment	—	5,747,288	—	5,747,288
Total	$259,189,502	$8,620,554	$—	$267,810,056
Liabilities
Common stocks sold short	$(64,974,047)	$—	$—	$(64,974,047)

At June 30, 2015, there were no transfers between Level 1 and Level 2.

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

Portfolio footnote

*	Non-income producing security.
[1]	All or a portion of these securities have been delivered to cover open short positions.
[2]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the value of this security amounted to $2,873,266 or 1.41% of net assets.
[3]	The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/14	Purchases during the six months ended 06/30/15	Sales during the six months ended 06/30/15	Value 06/30/15	Net income earned from affiliate for the six months ended 06/30/15
UBS Cash Management Prime Relationship Fund	$4,667,508	$12,072,134	$10,992,354	$5,747,288	$2,468

See accompanying notes to financial statements.

UBS Global Corporate Bond Relationship Fund

Portfolio performance

For the six months ended June 30, 2015, UBS Global Corporate Bond Relationship Fund (the “Fund”) declined 1.09%. For comparison purposes, the Barclays Global Aggregate-Corporate Index (Hedged in USD) (the “Index”), returned -0.73%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed the Index during the reporting period, partially due to transaction costs and an overweight to European corporate bonds. Overall, the Fund’s duration and yield curve positioning was largely flat, security selection contributed to performance, and sector allocation produced mixed results.

The Fund used derivatives during the reporting period. Certain interest rate derivatives were utilized to manage the Fund’s duration and yield curve exposure, while credit default swaps were used to implement specific credit-related investment strategies. Foreign exchange forwards were utilized to manage the Fund’s currency exposures—specifically to hedge its non-US dollar exposure. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we use to manage the Fund’s overall risk exposure and to implement the aforementioned strategies.

Portfolio performance summary1

What worked

•	The Fund’s exposure to the energy sector was beneficial for results. We took advantage of the weakness in the energy sector toward the end of 2014 and added to the Fund’s position, as we found valuations to be more attractive. An overweight and security selection in the energy sector enhanced the Fund’s performance during the reporting period.

•	Duration positioning in the US contributed to performance. In particular, having a short duration in the US was rewarded as intermediate- and longer-term US rates moved higher during the reporting period.

•	An underweight to US corporates was positive for performance, as they lagged the Index.

What did not work

•	An overweight to certain European corporates was negative for results. The Fund’s holdings of certain European corporates detracted from performance as they were negatively impacted by the crisis in Greece.

•	Duration positioning in the eurozone detracted from performance. Having a long duration in the eurozone was a drag on performance.

•	Transaction costs were a drag on performance. The Fund experienced a high level of inflows in the beginning of 2015. As a result, transaction costs negatively impacted the Fund’s performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2015. The views and opinions in the letter were current as of August 14, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Global Corporate Bond Relationship Fund

Average annual total returns for periods ended June 30, 2015 (unaudited)

	6 months	1 year	5 years	Inception¹
UBS Global Corporate Bond Relationship Fund	(1.09)%	1.21%	4.85%	5.02%
Barclays Global Aggregate—Corporate Index (Hedged in USD)[2]	(0.73)	1.66	4.94	5.39

[1]	Inception date of UBS Global Corporate Bond Relationship Fund is September 30, 2009.
[2]	The Barclays Global Aggregate—Corporate Index (Hedged in USD) is an unmanaged sub-index of the Barclays Global Aggregate Index, which is a broad-based, market capitalization weighted index designed to measure the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Global Corporate Bond Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2015

Percentage of net assets
JPMorgan Chase & Co., 3.200%, due 01/25/23	1.4%
General Electric Capital Corp., Series A, 6.750%, due 03/15/32	0.8
Morgan Stanley, 2.375%, due 07/23/19	0.8
Goldman Sachs Group, Inc., 1.375%, due 07/26/22	0.8
Wachovia Corp., 5.750%, due 02/01/18	0.8
Bank of America Corp., 1.875%, due 01/10/19	0.8
Ford Motor Credit Co. LLC, 3.000%, due 06/12/17	0.8
QBE Insurance Group Ltd., 6.750%, due 12/02/44	0.7
Transocean, Inc., 6.500%, due 11/15/20	0.7
Verizon Communications, Inc., 6.550%, due 09/15/43	0.7
Total	8.3%

Country exposure by issuer, top five (unaudited)

As of June 30, 2015

Percentage of net assets
United States	45.4%
United Kingdom	12.7
Netherlands	8.5
Australia	6.0
France	3.5
Total	76.1%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2015

Bonds
Corporate bonds
Aerospace & defense	0.17%
Airlines	0.45
Auto components	0.09
Automobiles	0.24
Banks	19.74
Beverages	2.42
Biotechnology	0.35
Capital markets	3.88
Chemicals	1.40
Commercial services & supplies	0.90
Communications equipment	0.29
Construction & engineering	0.84
Consumer finance	2.66
Diversified financial services	4.30
Diversified telecommunication services	4.41
Electric utilities	4.96
Energy equipment & services	0.99
Food & staples retailing	0.30
Food products	1.72
Gas utilities	1.83
Health care equipment & supplies	0.84
Health care providers & services	0.77
Hotels, restaurants & leisure	0.21
Household durables	0.16
Independent power and renewable electricity producers	0.41
Industrial conglomerates	0.61
Insurance	10.03
Internet & catalog retail	0.49
Internet software & services	0.16
IT services	0.31
Life sciences tools & services	0.19
Machinery	0.37
Marine	0.34
Media	3.66
Metals & mining	1.88
Multi-utilities	1.25
Oil, gas & consumable fuels	12.38
Pharmaceuticals	1.96
Real estate investment trust (REIT)	0.48
Real estate management & development	0.18
Road & rail	1.13
Software	0.49
Specialty retail	0.53
Textiles, apparel & luxury goods	0.09
Thrifts & mortgage finance	0.27
Tobacco	2.10
Transportation infrastructure	1.49
Water utilities	1.00
Wireless telecommunication services	1.71
Total corporate bonds	97.43%

Non-US government obligation	0.36
Supranational bonds	0.75
Total bonds	98.54%

Short-term investment	0.47
Total investments	99.01%

Cash and other assets, less liabilities	0.99
Net assets	100.00%

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

	Face amount	Value
Bonds: 98.54%
Corporate bonds: 97.43%
Australia: 6.02%
Adani Abbot Point Terminal Pty Ltd., 5.750%, due 11/01/18	AUD 705,000	$ 555,846
APT Pipelines Ltd., 4.200%, due 03/23/25[1]	$ 645,000	630,792
Aurizon Network Pty Ltd., 2.000%, due 09/18/24	EUR 350,000	380,739
Australia & New Zealand Banking Group Ltd., 4.500%, due 03/19/24[2]	$ 200,000	201,113
Australia Pacific Airports Melbourne Pty Ltd., 1.750%, due 10/15/24	EUR 300,000	331,363
BHP Billiton Finance USA Ltd., 5.000%, due 09/30/43	$ 185,000	192,036
Commonwealth Bank of Australia, 2.250%, due 03/16/17[1]	750,000	766,117
National Australia Bank Ltd., 2.000%, due 11/12/24[3]	EUR 375,000	414,131
2.750%, due 03/09/17	$ 500,000	514,097
Origin Energy Finance Ltd., 2.500%, due 10/23/20[2]	EUR 535,000	615,797
5.450%, due 10/14/21[2]	$ 250,000	269,920
QBE Insurance Group Ltd., 2.400%, due 05/01/18[2]	200,000	201,107
6.750%, due 12/02/44[3]	900,000	945,000
Santos Finance Ltd., 8.250%, due 09/22/70[3]	EUR 255,000	307,740
Scentre Group Trust 1, 1.500%, due 07/16/20	150,000	169,822
SGSP Australia Assets Pty Ltd., 2.000%, due 06/30/22	230,000	260,548
Suncorp-Metway Ltd., 1.700%, due 03/28/17[2]	$ 300,000	302,299
Telstra Corp. Ltd., 4.800%, due 10/12/21[2]	240,000	268,708
Transurban Finance Co. Pty Ltd., 1.875%, due 09/16/24	EUR 250,000	274,425

Total Australia corporate bonds		7,601,600

Belgium: 0.45%
AG Insurance SA, 3.500%, due 06/30/47[3]	500,000	498,576
Elia System Operator SA, 5.250%, due 05/13/19[2]	50,000	65,683

Total Belgium corporate bonds		564,259

	Face amount	Value

Bermuda: 0.45%
Bacardi Ltd., 2.750%, due 07/03/23[2]	EUR 325,000	$386,108
Ooredoo International Finance Ltd., 3.875%, due 01/31/28[2]	$ 200,000	189,042

Total Bermuda corporate bonds		575,150

Brazil: 1.00%
BRF SA, 2.750%, due 06/03/22[1]	EUR 140,000	151,982
Petrobras Global Finance BV, 3.250%, due 04/01/19[2]	EUR 420,000	443,446
3.875%, due 01/27/16	$ 300,000	301,290
Vale SA, 5.625%, due 09/11/42	435,000	366,174

Total Brazil corporate bonds		1,262,892

Canada: 3.34%
Bank of Montreal, 6.020%, due 05/02/18	CAD 320,000	288,984
Bank of Nova Scotia, 4.100%, due 06/08/17	470,000	396,625
Canadian Imperial Bank of Commerce, 1.350%, due 07/18/16	$ 310,000	311,802
3.400%, due 01/14/16	CAD 350,000	283,786
Canadian Natural Resources Ltd., 3.900%, due 02/01/25	$ 215,000	212,433
Hydro One, Inc., 5.360%, due 05/20/36	CAD 230,000	223,492
Nexen Energy ULC, 6.400%, due 05/15/37	$ 340,000	405,632
Royal Bank of Canada, 2.980%, due 05/07/19	CAD 320,000	269,763
Suncor Energy, Inc., 6.500%, due 06/15/38	$ 350,000	426,442
Talisman Energy, Inc., 3.750%, due 02/01/21	325,000	321,743
TELUS Corp., 3.750%, due 01/17/25	CAD 110,000	90,357
Thomson Reuters Corp., 1.300%, due 02/23/17	$ 325,000	324,243
Toronto-Dominion Bank, 3.367%, due 11/02/20[3]	CAD 445,000	358,580
Yamana Gold, Inc., 4.950%, due 07/15/24	$ 320,000	308,234

Total Canada corporate bonds		4,222,116

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Cayman Islands: 1.39%
Hutchison Whampoa International 09 Ltd., 7.625%, due 04/09/19[2]	$ 300,000	$ 355,038
Noble Holding International Ltd., 5.950%, due 04/01/25	170,000	167,616
Principal Financial Global Funding II LLC, 4.500%, due 01/26/17	EUR 450,000	532,752
Tencent Holdings Ltd., 3.375%, due 05/02/19[2]	$ 200,000	205,040
Thames Water Utilities Cayman Finance Ltd., 5.375%, due 07/21/25[3]	GBP 145,000	241,499
Yorkshire Water Services Bradford Finance Ltd., 6.000%, due 04/24/25[3]	150,000	251,608

Total Cayman Islands corporate bonds		1,753,553

China: 0.86%
AIA Group Ltd.,
1.750%, due 03/13/18[2]	$ 720,000	712,929
Bank of China Ltd.,
5.000%, due 11/13/24[2]	200,000	203,933
Bao-trans Enterprises Ltd.,
1.625%, due 02/23/18	EUR 150,000	168,204

Total China corporate bonds		1,085,066

Czech Republic: 0.35%
NET4GAS sro,
2.500%, due 07/28/21	380,000	437,411

Denmark: 0.33%
AP Moeller - Maersk A/S,
3.375%, due 08/28/19[2]	345,000	423,767

Finland: 1.13%
Elenia Finance Oyj,
2.875%, due 12/17/20	375,000	445,064
Pohjola Bank Oyj,
1.125%, due 06/17/19	200,000	226,790
1.750%, due 08/29/18	100,000	115,621
Sampo Oyj,
1.500%, due 09/16/21	100,000	111,986
Teollisuuden Voima Oyj,
2.500%, due 03/17/21	250,000	279,049
4.625%, due 02/04/19[2]	200,000	243,825

Total Finland corporate bonds		1,422,335

	Face amount	Value
France: 3.47%
Arkema SA,
1.500%, due 01/20/25	EUR 200,000	$ 212,110
AXA SA,
6.667%, due 07/06/16[3,4]	GBP 185,000	295,550
BNP Paribas SA,
2.700%, due 08/20/18	$ 340,000	347,934
2.875%, due 03/20/26[3]	EUR 210,000	236,800
Christian Dior SE,
1.375%, due 06/19/19	100,000	113,026
CNP Assurances,
4.250%, due 06/05/45[3]	100,000	113,113
Credit Logement SA,
1.136%, due 09/16/15[2,3,4]	100,000	92,310
Electricite de France SA,
5.625%, due 01/22/24[1,3,4]	$ 100,000	101,700
5.625%, due 01/22/24[2,3,4]	300,000	305,100
6.950%, due 01/26/39[1]	140,000	181,634
GDF Suez,
4.750%, due 07/10/21[3,4]	EUR 400,000	483,600
Infra Foch SAS,
1.250%, due 10/16/20	100,000	110,998
Orange SA,
5.875%, due 02/07/22[3,4]	GBP 200,000	320,535
Societe Des Autoroutes Paris-Rhin-Rhone,
2.250%, due 01/16/20	EUR 400,000	470,902
Total Capital International SA,
1.550%, due 06/28/17	$ 805,000	812,466
TOTAL SA,
2.625%, due 02/26/25[3,4]	EUR 185,000	191,652

Total France corporate bonds		4,389,430

Germany: 0.39%
Allianz SE,
4.750%, due 10/24/23[3,4]	100,000	119,934
Merck KGaA,
3.375%, due 12/12/74[3]	170,000	186,822
RWE AG,
2.750%, due 04/21/75[3]	175,000	182,210

Total Germany corporate bonds		488,966

Guernsey: 0.24%
Credit Suisse Group Guernsey I Ltd.,
7.875%, due 02/24/41[2,3]	$ 285,000	297,982

India: 0.19%
Reliance Industries Ltd.,
4.125%, due 01/28/25[1]	250,000	243,971

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Ireland: 1.03%
Cloverie PLC for Zurich Insurance Co., Ltd.,
1.750%, due 09/16/24	EUR 100,000	$ 109,699
FGA Capital Ireland PLC,
2.625%, due 04/17/19	300,000	345,325
Perrigo Co. PLC,
4.000%, due 11/15/23	$ 200,000	202,682
PGH Capital Ltd.,
5.750%, due 07/07/21	GBP 200,000	333,158
XL Group PLC,
4.450%, due 03/31/25	$ 185,000	183,382
5.250%, due 12/15/43	125,000	129,067

Total Ireland corporate bonds		1,303,313

Israel: 0.46%
Delek & Avner Tamar Bond Ltd.,
3.839%, due 12/30/18[1]	535,000	542,356
Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21	42,000	42,704

Total Israel corporate bonds		585,060

Italy: 1.71%
2i Rete Gas SpA,
1.125%, due 01/02/20	EUR 150,000	165,320
Assicurazioni Generali SpA,
2.875%, due 01/14/20	100,000	118,538
Ei Towers SpA,
3.875%, due 04/26/18	100,000	119,256
Intesa Sanpaolo SpA,
3.625%, due 08/12/15[1]	$ 150,000	150,435
3.875%, due 01/16/18	200,000	206,467
4.375%, due 10/15/19[2]	EUR 300,000	372,333
Snam SpA,
3.875%, due 03/19/18[2]	445,000	537,476
Terna Rete Elettrica Nazionale SpA,
4.125%, due 02/17/17	215,000	253,753
UniCredit SpA,
3.250%, due 01/14/21	200,000	$ 236,876

Total Italy corporate bonds		2,160,454

Japan: 0.42%
Bank of Tokyo-Mitsubishi UFJ Ltd.,
2.350%, due 09/08/19[2]	$ 400,000	399,492
Nippon Telegraph & Telephone Corp.,
1.400%, due 07/18/17	130,000	130,157

Total Japan corporate bonds		529,649

	Face amount	Value
Jersey, Channel Islands: 1.13%
AA Bond Co., Ltd.,
4.720%, due 07/31/18[2]	GBP 200,000	$ 333,075
Gatwick Funding Ltd.,
5.250%, due 01/23/24[2]	100,000	176,930
Heathrow Funding Ltd.,
1.500%, due 02/11/30	EUR 300,000	291,516
4.600%, due 02/15/18[2]	415,000	510,791
HSBC Capital Funding LP,
5.130%, due 03/29/16[3,4]	100,000	113,429

Total Jersey, Channel Islands corporate bonds		1,425,741

Luxembourg: 0.28%
Belfius Financing Co.,
1.267%, due 02/09/17[3]	GBP 225,000	349,996

Mexico: 0.80%
America Movil SAB de CV,
5.000%, due 03/30/20	$ 505,000	559,010
Series A,
5.125%, due 09/06/73[3]	EUR 125,000	147,369
Coca-Cola Femsa SAB de CV,
2.375%, due 11/26/18	$ 300,000	304,740

Total Mexico corporate bonds		1,011,119

Netherlands: 8.48%
ABN AMRO Bank NV,
4.875%, due 01/16/19[2]	GBP 225,000	389,219
6.250%, due 09/13/22[3]	$ 350,000	375,375
Achmea BV,
2.500%, due 11/19/20	EUR 665,000	780,801
4.250%, due 02/04/25[3,4]	250,000	268,067
Allianz Finance II BV,
4.375%, due 02/17/17[3,4]	295,000	340,392
BAT Netherlands Finance BV,
2.375%, due 01/19/23[2]	390,000	457,645
Bharti Airtel International Netherlands BV,
4.000%, due 12/10/18	500,000	595,051
Coca-Cola HBC Finance BV,
2.375%, due 06/18/20[2]	385,000	446,664
5.500%, due 09/17/15	$ 220,000	221,246
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
1.700%, due 03/19/18	515,000	516,272
2.500%, due 05/26/26[3]	EUR 515,000	569,480
5.500%, due 06/29/20[3,4]	560,000	628,998
Deutsche Annington Finance BV,
4.000%, due 12/17/21[3,4]	200,000	221,817
Deutsche Telekom International Finance BV,
6.500%, due 04/08/22	GBP 116,000	221,513

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Netherlands—(Concluded)
E.ON International Finance BV,
6.650%, due 04/30/38[1]	$ 95,000	$114,300
EDP Finance BV,
2.000%, due 04/22/25	EUR 170,000	171,008
4.625%, due 06/13/16	280,000	322,465
Heineken NV,
2.125%, due 08/04/20[2]	415,000	487,640
Koninklijke KPN NV,
6.500%, due 01/15/16	170,000	195,830
LYB International Finance BV,
5.250%, due 07/15/43	$ 195,000	198,648
Nomura Europe Finance NV,
1.500%, due 05/12/21	EUR 200,000	219,020
Redexis Gas Finance BV,
1.875%, due 04/27/27	420,000	415,174
2.750%, due 04/08/21	295,000	348,342
REN Finance BV,
2.500%, due 02/12/25	175,000	185,075
4.750%, due 10/16/20	200,000	253,046
Repsol International Finance BV,
4.250%, due 02/12/16[2]	300,000	342,417
Shell International Finance BV,
4.375%, due 05/11/45	$ 550,000	542,890
Siemens Financieringsmaatschappij NV,
5.125%, due 02/20/17	EUR 230,000	277,005
6.125%, due 09/14/66[3]	GBP 152,000	248,383
Swiss Reinsurance Co. via ELM BV,
2.600%, due 09/01/25[3,4]	EUR 155,000	158,185
TenneT Holding BV,
6.655%, due 06/01/17[3,4]	165,000	200,736

Total Netherlands corporate bonds		10,712,704

Norway: 1.00%
DNB Bank ASA,
3.200%, due 04/03/17[1]	$ 200,000	206,286
SpareBank 1 SR-Bank ASA,
2.125%, due 04/14/21	EUR 445,000	518,768
Statoil ASA,
3.125%, due 08/17/17	$ 290,000	301,292
4.800%, due 11/08/43	225,000	238,222

Total Norway corporate bonds		1,264,568

Portugal: 0.10%
Caixa Geral de Depositos SA,
3.750%, due 01/18/18	EUR 100,000	120,857

Singapore: 0.16%
United Overseas Bank Ltd., 3.750%, due 09/19/24[3]	$ 200,000	203,524

	Face amount	Value
South Korea: 0.18%
GS Caltex Corp., 5.500%, due 04/24/17[2]	$ 215,000	$227,950

Spain: 2.23%
Aigues de Barcelona Finance SAU, 1.944%, due 09/15/21	EUR 280,000	314,990
Banco de Sabadell SA, 3.375%, due 01/23/18	100,000	120,196
BBVA Senior Finance SAU, 3.250%, due 03/21/16	100,000	113,736
BBVA US Senior SAU, 4.664%, due 10/09/15	$ 200,000	201,916
Canal de Isabel II Gestion SA, 1.680%, due 02/26/25	EUR 200,000	203,701
Santander Consumer Finance SA, 0.900%, due 02/18/20[2]	600,000	655,853
Santander International Debt SAU, 1.375%, due 03/25/17	500,000	564,658
Telefonica Emisiones SAU, 4.710%, due 01/20/20[2]	500,000	642,683

Total Spain corporate bonds		2,817,733

Sweden: 1.34%
PGE Sweden AB, 1.625%, due 06/09/19	100,000	113,009
Svenska Handelsbanken AB, 5.125%, due 03/30/20[1]	$ 100,000	112,949
5.125%, due 03/30/20[2]	310,000	350,143
5.250%, due 03/01/21[3,4]	325,000	314,567
Swedbank AB, 5.500%, due 03/17/20[3,4]	400,000	391,375
Swedbank Hypotek AB, 2.375%, due 04/05/17[2]	400,000	409,377

Total Sweden corporate bonds		1,691,420

Switzerland: 0.24%
Credit Suisse, 3.000%, due 10/29/21	300,000	297,661

United Kingdom: 12.70%
Abbey National Treasury Services PLC, 4.000%, due 03/13/24	330,000	340,468
Anglian Water Services Financing PLC, 4.500%, due 02/22/26[2]	GBP 150,000	247,151
Aon PLC, 2.875%, due 05/14/26	EUR 100,000	116,009
4.750%, due 05/15/45	$ 300,000	289,166
Arqiva Financing PLC, 4.040%, due 06/30/20[2]	GBP 375,000	615,268
4.882%, due 12/31/32[2]	150,000	253,925

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom—(Concluded)
Barclays Bank PLC, 2.250%, due 05/10/17[1]	$ 400,000	$408,388
4.375%, due 09/11/24	200,000	191,813
5.750%, due 08/17/21[2]	GBP 185,000	341,133
6.625%, due 03/30/22[2]	EUR 400,000	552,093
BP Capital Markets PLC, 1.375%, due 05/10/18	$265,000	263,560
2.750%, due 05/10/23	150,000	143,467
British Telecommunications PLC, 8.500%, due 12/07/16[2]	GBP 265,000	456,895
BUPA Finance PLC, 5.000%, due 04/25/23	200,000	317,430
6.125%, due 09/16/20[3,4]	30,000	49,966
Centrica PLC, 5.250%, due 04/10/75[3]	150,000	229,156
Close Brothers Finance PLC, 3.875%, due 06/27/21	330,000	540,995
Diageo Capital PLC, 3.875%, due 04/29/43	$ 215,000	190,871
EE Finance PLC, 4.375%, due 03/28/19[2]	GBP 225,000	377,033
GlaxoSmithKline Capital PLC, 1.500%, due 05/08/17	$ 385,000	387,691
Gwynt y Mor OFTO PLC, 2.778%, due 02/17/34	GBP 148,210	224,073
HSBC Holdings PLC, 5.100%, due 04/05/21	$ 635,000	707,845
Imperial Tobacco Finance PLC, 2.050%, due 02/11/18[1]	200,000	199,081
9.000%, due 02/17/22[2]	GBP 100,000	207,768
Liverpool Victoria Friendly Society Ltd., 6.500%, due 05/22/43[2,3]	400,000	630,838
Lloyds Bank PLC, 7.500%, due 04/15/24	200,000	414,206
11.875%, due 12/16/21[2,3]	EUR 205,000	261,723
Manchester Airport Group Funding PLC, 4.750%, due 03/31/34	GBP 100,000	169,379
National Express Group PLC, 6.250%, due 01/13/17	120,000	200,660
National Grid Electricity Transmission PLC, 4.000%, due 06/08/27[2]	150,000	251,874
5.875%, due 02/02/24	45,000	86,257
Northern Gas Networks Finance PLC, 5.875%, due 07/08/19	150,000	267,744
Prudential PLC, 1.375%, due 01/19/18	335,000	523,087

	Face amount	Value
Royal Bank of Scotland Group PLC, 1.500%, due 11/28/16	EUR 150,000	$168,591
Royal Bank of Scotland PLC, 6.934%, due 04/09/18	130,000	162,337
Scottish Widows PLC, 5.500%, due 06/16/23	GBP 250,000	406,563
Sinopec Capital 2013 Ltd., 3.125%, due 04/24/23[1]	$ 250,000	238,573
3.125%, due 04/24/23[2]	350,000	334,002
Sky PLC, 2.500%, due 09/15/26	EUR 180,000	202,160
Southern Gas Networks PLC, 2.500%, due 02/03/25	GBP 100,000	147,005
SSE PLC, 3.875%, due 09/10/20[3,4]	150,000	228,028
5.453%, due 10/01/15[3,4]	210,000	330,853
Standard Chartered PLC, 4.000%, due 07/12/22[2,3]	$ 635,000	649,755
State Grid Europe Development 2014 PLC,
Series A, 1.500%, due 01/26/22	EUR 225,000	249,165
Tesco PLC, 6.125%, due 02/24/22	GBP 50,000	85,024
Thames Water Utilities Finance Ltd., 5.125%, due 09/28/37	320,000	578,618
Wales & West Utilities Finance PLC, 5.125%, due 12/02/16[2]	490,000	809,390
6.750%, due 12/17/36[3]	50,000	89,084
Western Power Distribution West Midlands PLC, 5.750%, due 04/16/32[2]	100,000	192,182
WPP Finance 2010, 3.750%, due 09/19/24	$ 245,000	244,207
WPP PLC, 6.625%, due 05/12/16[2]	EUR 270,000	317,364
Yorkshire Building Society, 4.125%, due 11/20/24[3]	GBP 100,000	157,399

Total United Kingdom corporate bonds		16,047,313

United States: 45.41%
21st Century Fox America, Inc., 6.200%, due 12/15/34	$ 510,000	591,903
ABB Finance USA, Inc., 2.875%, due 05/08/22	340,000	334,503
AbbVie, Inc., 2.500%, due 05/14/20	125,000	123,718
2.900%, due 11/06/22	375,000	363,113
3.200%, due 11/06/22	80,000	79,216
4.400%, due 11/06/42	210,000	198,698

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Actavis Funding SCS, 1.300%, due 06/15/17	$ 140,000	$ 139,054
3.450%, due 03/15/22	240,000	237,727
4.750%, due 03/15/45	200,000	190,411
Aetna, Inc., 3.500%, due 11/15/24	400,000	392,110
Albemarle Corp., 1.875%, due 12/08/21	EUR 100,000	109,922
4.150%, due 12/01/24	$ 460,000	458,515
Alltel Corp., 7.875%, due 07/01/32	220,000	292,327
Altria Group, Inc., 4.250%, due 08/09/42	$ 755,000	670,063
American Airlines Pass Through Trust,
Series 2014-1, Class B, 4.375%, due 10/01/22	62,004	62,934
American Express Credit Corp., 1.300%, due 07/29/16	170,000	170,541
2.375%, due 05/26/20	150,000	148,924
American International Group, Inc., 3.375%, due 08/15/20	415,000	429,553
3.875%, due 01/15/35	170,000	153,550
4.500%, due 07/16/44	175,000	166,468
Anadarko Petroleum Corp., 6.375%, due 09/15/17	710,000	779,157
Anthem, Inc., 5.100%, due 01/15/44	145,000	141,728
Apache Corp., 4.750%, due 04/15/43	570,000	527,491
Appalachian Power Co., 4.400%, due 05/15/44	300,000	282,980
Archer-Daniels-Midland Co., 1.750%, due 06/23/23	EUR 145,000	162,364
AT&T, Inc., 3.000%, due 02/15/22	$ 275,000	268,430
4.750%, due 05/15/46	350,000	318,491
5.550%, due 08/15/41	360,000	368,845
Bank of America Corp., 1.375%, due 09/10/21	EUR 205,000	227,160
1.875%, due 01/10/19	880,000	1,017,112
5.875%, due 02/07/42	$ 235,000	271,017
Bank of New York Mellon Corp., 1.350%, due 03/06/18	489,000	486,123
BB&T Corp., 1.600%, due 08/15/17	205,000	205,694
Berkshire Hathaway Finance Corp., 1.300%, due 05/15/18	210,000	210,023

	Face amount	Value
Burlington Northern Santa Fe LLC, 3.000%, due 03/15/23	$ 405,000	$ 395,676
5.400%, due 06/01/41	205,000	225,918
Cadence Design Systems, Inc., 4.375%, due 10/15/24	20,000	20,064
Capital One Financial Corp., 1.000%, due 11/06/15	580,000	579,125
Caterpillar, Inc., 4.750%, due 05/15/64	240,000	234,925
CF Industries, Inc., 5.150%, due 03/15/34	295,000	291,373
Chevron Corp., 2.355%, due 12/05/22	230,000	220,106
2.427%, due 06/24/20	45,000	45,415
Citigroup, Inc., 0.674%, due 05/31/17[3]	EUR 430,000	475,790
3.875%, due 10/25/23	$ 340,000	346,977
Coca-Cola Co., 1.800%, due 09/01/16	375,000	379,533
1.875%, due 09/22/26	EUR 200,000	222,686
Comcast Corp., 4.750%, due 03/01/44	$ 110,000	111,666
ConocoPhillips Co., 2.200%, due 05/15/20	475,000	471,598
Daimler Finance North America LLC,
2.450%, due 05/18/20[1]	300,000	298,062
Delta Air Lines Pass Through Trust,
Series 2007-1, Class A,
6.821%, due 08/10/22	27,231	31,247
DIRECTV Holdings LLC,
5.000%, due 03/01/21	595,000	644,302
Duke Energy Corp.,
3.050%, due 08/15/22	310,000	307,419
Enable Midstream Partners LP,
3.900%, due 05/15/24[1]	210,000	194,595
Energy Transfer Partners LP,
6.050%, due 06/01/41	375,000	368,079
Enterprise Products Operating LLC,
4.850%, due 03/15/44	280,000	263,334
5.200%, due 09/01/20	215,000	239,301
ERAC USA Finance LLC,
5.625%, due 03/15/42[1]	215,000	230,412
ERP Operating LP,
3.375%, due 06/01/25	310,000	303,548
Expedia, Inc.,
2.500%, due 06/03/22	EUR 240,000	263,727
Express Scripts Holding Co.,
2.250%, due 06/15/19	$ 305,000	302,530

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Exxon Mobil Corp.,
1.819%, due 03/15/19	$ 165,000	$ 165,214
3.567%, due 03/06/45	130,000	117,679
Fifth Third Bank,
2.875%, due 10/01/21	300,000	297,050
Five Corners Funding Trust,
4.419%, due 11/15/23[1]	365,000	377,031
Ford Motor Credit Co. LLC,
3.000%, due 06/12/17	955,000	976,860
Freeport-McMoRan, Inc.,
3.875%, due 03/15/23	520,000	472,382
4.000%, due 11/14/21	275,000	270,043
General Electric Capital Corp.,
1.000%, due 12/11/15	510,000	511,453
4.375%, due 09/16/20	460,000	500,899
Series A,
6.750%, due 03/15/32	825,000	1,071,056
General Electric Co.,
1.875%, due 05/28/27	EUR 210,000	230,442
4.125%, due 10/09/42	$ 190,000	182,809
General Motors Financial Co., Inc.,
3.500%, due 07/10/19	320,000	326,774
Georgia Power Co.,
0.750%, due 08/10/15	60,000	60,021
5.400%, due 06/01/40	245,000	271,408
Gilead Sciences, Inc.,
2.050%, due 04/01/19	175,000	175,993
4.800%, due 04/01/44	255,000	262,451
Glencore Funding LLC,
2.500%, due 01/15/19[1]	125,000	123,597
3.125%, due 04/29/19[1]	475,000	479,038
Goldman Sachs Group, Inc.,
1.375%, due 07/26/22	EUR 950,000	1,035,989
5.150%, due 05/22/45	$ 255,000	246,006
Hartford Financial Services Group, Inc.,
4.300%, due 04/15/43	205,000	194,063
HJ Heinz Co.,
2.800%, due 07/02/20[1]	230,000	230,179
HSBC Finance Capital Trust IX,
5.911%, due 11/30/35[3]	300,000	301,665
Illinois Tool Works, Inc.,
3.000%, due 05/19/34	EUR 200,000	228,789
International Business Machines Corp.,
3.375%, due 08/01/23	$ 385,000	386,849
Jefferies Group LLC,
2.375%, due 05/20/20	EUR 150,000	162,440
Johnson Controls, Inc.,
4.950%, due 07/02/64	$ 115,000	109,267

	Face amount	Value
JPMorgan Chase & Co.,
3.125%, due 01/23/25	$ 200,000	$ 190,951
3.200%, due 01/25/23	1,795,000	1,760,506
3.875%, due 09/10/24	165,000	162,344
Juniper Networks, Inc.,
4.500%, due 03/15/24	250,000	252,289
Kellogg Co.,
1.875%, due 11/17/16	260,000	262,455
Kinder Morgan Energy Partners LP,
5.000%, due 03/01/43	395,000	344,684
Kinder Morgan, Inc.,
5.000%, due 02/15/21[1]	520,000	550,120
5.625%, due 11/15/23[1]	120,000	127,649
Kraft Foods Group, Inc.,
5.000%, due 06/04/42	320,000	318,887
Laboratory Corp. of America Holdings,
2.500%, due 11/01/18	135,000	136,132
Liberty Mutual Group, Inc.,
4.250%, due 06/15/23[1]	415,000	426,788
Lincoln National Corp.,
3.350%, due 03/09/25	80,000	77,601
4.200%, due 03/15/22	315,000	330,542
Lowe’s Cos., Inc.,
4.250%, due 09/15/44	350,000	338,414
Marathon Oil Corp.,
3.850%, due 06/01/25	245,000	240,121
Marathon Petroleum Corp.,
3.625%, due 09/15/24	350,000	343,633
Medtronic, Inc.,
3.150%, due 03/15/22[1]	325,000	326,456
4.000%, due 04/01/43	230,000	212,267
Merck & Co., Inc.,
1.875%, due 10/15/26	EUR 200,000	223,797
3.700%, due 02/10/45	$ 110,000	98,270
Metropolitan Life Global Funding I,
1.250%, due 09/17/21	EUR 650,000	719,178
2.375%, due 09/30/19[2]	125,000	147,591
Microsoft Corp.,
2.625%, due 05/02/33	305,000	354,434
3.500%, due 11/15/42	$ 285,000	246,523
Mohawk Industries, Inc.,
2.000%, due 01/14/22	EUR 185,000	206,780
Mondelez International, Inc.,
2.375%, due 01/26/21	570,000	668,957
Monongahela Power Co.,
5.400%, due 12/15/43[1]	$ 175,000	193,261
Monsanto Co.,
4.200%, due 07/15/34	295,000	268,833
Morgan Stanley,
2.375%, due 07/23/19	1,055,000	1,048,072
2.650%, due 01/27/20	390,000	389,304

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
4.350%, due 09/08/26	$ 300,000	$ 293,964
6.375%, due 07/24/42	145,000	178,030
Mosaic Co.,
5.450%, due 11/15/33	215,000	228,862
Navient Corp.,
6.250%, due 01/25/16	67,000	68,340
NBCUniversal Media LLC,
4.375%, due 04/01/21	795,000	861,045
5.150%, due 04/30/20	310,000	348,149
Noble Energy, Inc.,
5.050%, due 11/15/44	140,000	134,138
Occidental Petroleum Corp.,
4.625%, due 06/15/45	130,000	129,198
Oncor Electric Delivery Co. LLC,
7.000%, due 05/01/32	135,000	176,141
PacifiCorp,
6.000%, due 01/15/39	345,000	419,432
Pemex Project Funding Master Trust,
5.500%, due 02/24/25[2]	EUR 240,000	313,891
Philip Morris International, Inc.,
4.250%, due 11/10/44	$ 335,000	315,002
Phillips 66,
4.650%, due 11/15/34	155,000	151,634
Phillips 66 Partners LP,
4.680%, due 02/15/45	115,000	101,237
PNC Funding Corp.,
2.700%, due 09/19/16	265,000	269,600
PPL Capital Funding, Inc.,
4.700%, due 06/01/43	180,000	179,898
Priceline Group, Inc.,
2.375%, due 09/23/24	EUR 200,000	218,143
Prudential Financial, Inc.,
4.600%, due 05/15/44	$ 480,000	464,086
QVC, Inc.,
4.375%, due 03/15/23	135,000	132,687
Republic Services, Inc.,
5.250%, due 11/15/21	630,000	706,020
Reynolds American, Inc.,
4.000%, due 06/12/22	120,000	122,576
5.700%, due 08/15/35	80,000	82,950
6.750%, due 06/15/17	455,000	497,200
RJ Reynolds Tobacco Co.,
3.750%, due 05/20/23	105,000	102,052
SABMiller Holdings, Inc.,
3.750%, due 01/15/22[1]	410,000	423,635
Santander Holdings USA, Inc.,
3.000%, due 09/24/15	410,000	411,132
Sempra Energy,
6.000%, due 10/15/39	290,000	343,117

	Face amount	Value
Southwestern Electric Power Co.,
6.200%, due 03/15/40	$ 115,000	$ 138,826
Southwestern Energy Co.,
4.050%, due 01/23/20	125,000	128,462
SunTrust Banks, Inc.,
1.350%, due 02/15/17	510,000	509,677
2.350%, due 11/01/18	390,000	392,473
Swiss Re Treasury US Corp.,
4.250%, due 12/06/42[1]	75,000	72,366
Teachers Insurance & Annuity Association of America,
4.900%, due 09/15/44[1]	200,000	203,952
Thermo Fisher Scientific, Inc.,
3.300%, due 02/15/22	110,000	108,700
5.300%, due 02/01/44	120,000	126,831
Time Warner Cable, Inc.,
4.500%, due 09/15/42	200,000	163,140
5.000%, due 02/01/20	755,000	815,108
Transocean, Inc.,
6.500%, due 11/15/20	1,015,000	940,144
6.800%, due 03/15/38	190,000	142,025
Tyson Foods, Inc.,
3.950%, due 08/15/24	370,000	372,715
United Airlines Pass Through Trust,
Series 2014-1, Class A,
4.000%, due 04/11/26	305,000	308,050
United Technologies Corp.,
1.250%, due 05/22/23	EUR 200,000	216,482
US Bancorp,
1.650%, due 05/15/17	$ 225,000	227,711
Valero Energy Corp.,
6.625%, due 06/15/37	385,000	434,823
Ventas Realty LP,
3.500%, due 02/01/25	145,000	139,374
Verizon Communications, Inc.,
2.625%, due 02/21/20	825,000	823,146
3.000%, due 11/01/21	160,000	157,847
4.500%, due 09/15/20	365,000	393,738
6.550%, due 09/15/43	785,000	918,257
Virginia Electric & Power Co.,
Series A,
6.000%, due 05/15/37	195,000	236,849
Wachovia Corp.,
5.750%, due 02/01/18	935,000	1,032,636
Walgreens Boots Alliance, Inc.,
3.800%, due 11/18/24	305,000	298,710
Waste Management, Inc.,
4.100%, due 03/01/45	345,000	314,699
Williams Partners LP,
4.300%, due 03/04/24	335,000	329,479
Xcel Energy, Inc.,
4.800%, due 09/15/41	175,000	181,485

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
Yum! Brands, Inc.,
5.350%, due 11/01/43	$ 280,000	$ 268,811
Zimmer Biomet Holdings, Inc.,
3.150%, due 04/01/22	250,000	245,914
4.450%, due 08/15/45	295,000	270,591

Total United States corporate bonds		57,366,739

Virgin Islands, British: 0.15%
CNPC General Capital Ltd.,
3.400%, due 04/16/23[2]	200,000	194,556
Total corporate bonds
(cost $127,410,742)		123,078,855

Non-US government obligation: 0.36%
Italy: 0.36%
Buoni Poliennali Del Tesoro,
4.500%, due 07/15/15
(cost $469,207)	EUR 410,000	457,884

	Face amount	Value

Supranational bonds: 0.75%
Asian Development Bank, 1.000%, due 12/15/15	$ GBP 135,000	$212,433
European Investment Bank, 3.000%, due 12/07/15	170,000	269,738
Inter-American Development Bank, 0.625%, due 12/15/15	135,000	212,064
International Finance Corp., 0.625%, due 12/15/15	160,000	251,269
Total supranational bonds
(cost $930,998)		945,504
Total bonds
(cost $128,810,947)		124,482,243

	Shares
Short-term investment: 0.47%
Investment company: 0.47%
UBS Cash Management Prime
Relationship Fund[5] (cost $590,738)	590,738	590,738
Total investments—99.01%
(cost $129,401,685)		125,072,981

Cash and other assets, less liabilities—0.99%		1,252,231
Net assets—100.00%		$126,325,212

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$320,351
Gross unrealized depreciation	(4,649,055)

Net unrealized depreciation of investments	$(4,328,704)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 50. Portfolio footnotes begin on page 45.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
GSI	EUR	31,100,000	USD	34,961,065	09/18/15	$250,355
GSI	GBP	8,660,000	USD	13,396,154	09/18/15	(203,068)
JPMCB	AUD	575,000	USD	441,785	09/18/15	59
JPMCB	CAD	2,405,000	USD	1,951,266	09/18/15	27,771
JPMCB	EUR	230,000	USD	257,465	09/18/15	762
JPMCB	GBP	85,000	USD	133,742	09/18/15	263
JPMCB	USD	153,834	CAD	190,000	09/18/15	(1,874)
JPMCB	USD	504,048	EUR	450,000	09/18/15	(1,803)
Net unrealized appreciation on forward foreign currency contracts						$72,465

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
5 Year US Treasury Notes, 11 contracts (USD)	September 2015	$1,312,368	$1,311,836	$(532)
10 Year US Treasury Notes, 68 contracts (USD)	September 2015	8,555,210	8,579,688	24,478
US Treasury futures sell contracts:
US Ultra Bond, 12 contracts (USD)	September 2015	(1,903,108)	(1,848,750)	54,358
Interest rate futures buy contracts:
Canadian Government 10 Year Bond, 10 contracts (CAD)	September 2015	1,110,732	1,120,896	10,164
Euro-Bobl, 1 contract (EUR)	September 2015	143,692	144,463	771
Euro-Bund, 7 contracts (EUR)	September 2015	1,173,438	1,186,200	12,762
Interest rate futures sell contracts:
Euro-Buxl, 1 contract (EUR)	September 2015	(165,979)	(165,711)	268
Long Gilt, 2 contracts (GBP)	September 2015	(367,213)	(363,682)	3,531
Net unrealized appreciation on futures contracts				$105,800

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

Credit default swaps on corporate issues-buy protection6

Counterparty	Referenced obligation[7]	Notional amount		Termination date	Payments made by the Fund[8]	Upfront payments received	Value	Unrealized appreciation
BB	METRO AG bond, 3.375%, due 03/01/19	EUR	315,000	06/20/20	1.000%	$1,973	$(1,279)	$694
CITI	HSBC Bank PLC bond, 4.000%, due 01/15/21	EUR	75,000	03/20/20	1.000	2,270	(1,240)	1,030
JPMCB	Pfizer Inc. bond, 4.650%, due 03/01/18	USD	930,000	06/20/20	1.000	36,247	(34,332)	1,915
						$40,490	$(36,851)	$3,639

Credit default swaps on corporate issues-sell protection9

Counterparty	Referenced obligation[7]	Notional amount		Termination date	Payments received by the Fund[8]	Upfront Payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[10]
CITI	Glencore International AG bond, 6.500%, due 02/27/19	EUR	70,000	06/20/19	1.000%	$3,618	$(912)	$2,706	1.306%
CITI	Standard Chartered Bank PLC bond, 0.000%, due 10/15/14	EUR	75,000	03/20/20	1.000	(262)	479	217	0.882
GSI	Freeport-McMoran, Inc. bond, 3.550%, due 03/01/22	USD	100,000	12/20/19	1.000	4,435	(5,017)	(582)	2.206
JPMCB	Lanxess AG bond, 4.125%, due 05/23/18	EUR	115,000	06/20/19	1.000	1,377	2,431	3,808	0.528
JPMCB	Portugal Telecom International Finance B.V. bond, 4.375%, due 03/24/17	EUR	85,000	09/20/19	5.000	(13,841)	1,553	(12,288)	4.593
JPMCB	Teck Resources Ltd. bond, 3.150%, due 01/15/17	USD	100,000	12/20/19	1.000	8,810	(8,764)	46	3.150
JPMCB	Teck Resources Ltd. bond, 3.150%, due 01/15/17	USD	235,000	03/20/20	1.000	17,876	(23,628)	(5,752)	3.363
						$22,013	$(33,858)	$(11,845)

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$123,078,855	$—	$123,078,855
Non-US government obligation	—	457,884	—	457,884
Supranational bonds	—	945,504	—	945,504
Short-term investment	—	590,738	—	590,738
Forward foreign currency contracts	—	279,210	—	279,210
Futures contracts	106,332	—	—	106,332
Swap agreements	—	4,463	—	4,463
Total	$106,332	$125,356,654	$—	$125,462,986

Liabilities
Forward foreign currency contracts	$—	$(206,745)	$—	$(206,745)
Futures contracts	(532)	—	—	(532)
Swap agreements	—	(75,172)	—	(75,172)
Total	$(532)	$(281,917)	$—	$(282,449)

At June 30, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the value of these securities amounted to $8,305,705 or 6.57% of net assets.
[2]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2015, the value of these securities amounted to $19,677,267 or 15.58% of net assets.
[3]	Variable or floating rate security — The interest rate shown is the current rate as of June 30, 2015 and changes periodically.
[4]	Perpetual investment. Date shown reflects the next call date.
[5]	The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/14	Purchases during the six months ended 06/30/15	Sales during the six months ended 06/30/15	Value 06/30/15	Net income earned from affiliate for the six months ended 06/30/15
UBS Cash Management Prime Relationship Fund	$2,581,145	$41,632,755	$43,623,162	$590,738	$2,925

[6]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.
[7]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced obligation.
[8]	Payments made or received are based on the notional amount.

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

[9]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.
[10]	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

See accompanying notes to financial statements.

UBS Cash Management Prime Relationship Fund

Portfolio performance

For the six months ended June 30, 2015, UBS Cash Management Prime Relationship Fund (the “Fund”) returned 0.05%, versus the 0.01% return of the Citigroup One Month US Treasury Bill Index (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on distributions, while the Index returns do not reflect the deduction of fees and expenses.)

Portfolio performance summary1

•	The Fund’s portfolio remained highly diversified by both weighted average maturity and security type over the reporting period. At the issuer level, we maintained a greater than usual level of diversification by investing in smaller positions, with the goal of reducing risk and keeping the Fund highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Fund is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

•	We adjusted the Fund’s sector exposures during the reporting period. Over the six-month period, we increased the Fund’s exposure to repurchase agreements (transactions whereby the seller of a security agrees to buy it back at a predetermined time and price, or upon demand), as well as modestly added to its allocations to commercial paper and short-term corporate obligations. In contrast, we reduced the Fund’s allocations to certificates of deposit and US government and agency obligations. We also eliminated its exposure to non-US government obligations.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2015. The views and opinions in the letter were current as of August 14, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Cash Management Prime Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

	Face amount	Value
Short-term investments: 99.91%
Certificates of deposit: 13.17%
Bank of Nova Scotia,
0.338%, due 07/20/15[1]	$5,000,000	$5,000,000
0.408%, due 07/30/15[1]	4,000,000	4,000,000
BMO Harris Bank N.A.,
0.310%, due 10/08/15	3,000,000	3,000,000
HSBC Bank USA N.A.,
0.280%, due 08/03/15	4,000,000	4,000,000
0.400%, due 12/07/15	3,000,000	3,000,000
JPMorgan Chase Bank N.A.,
0.320%, due 10/28/15	6,000,000	6,000,000
Mizuho Bank Ltd.,
0.260%, due 07/17/15	5,000,000	5,000,000
National Bank of Canada,
0.288%, due 07/13/15[1]	5,000,000	5,000,000
Natixis SA,
0.253%, due 07/03/15[1]	5,000,000	5,000,000
Norinchukin Bank,
0.160%, due 07/20/15	3,000,000	3,000,000
Rabobank Nederland NV,
0.295%, due 10/13/15	3,000,000	3,000,000
Swedbank AB,
0.110%, due 07/01/15	13,000,000	13,000,000
Toronto-Dominion Bank,
0.520%, due 02/23/16	3,000,000	3,000,000

Total certificates of deposit
(cost $62,000,000)		62,000,000

Commercial paper: 34.37%
Albion Capital LLC,
0.190%, due 07/21/15[2,3]	4,000,000	3,999,578
0.210%, due 07/15/15[2,3]	5,000,000	4,999,592
0.255%, due 08/21/15[2,3]	4,000,000	3,998,555
Atlantic Asset Securitization LLC,
0.160%, due 07/08/15[2,3]	7,000,000	6,999,782
Australia & New Zealand Banking Group Ltd.,
0.276%, due 07/13/15[1,3]	6,000,000	6,000,000
Barton Capital LLC,
0.255%, due 07/16/15[1]	5,000,000	5,000,000
Caisse Centrale Desjardins,
0.140%, due 07/02/15[2,3]	10,000,000	9,999,961
Credit Agricole SA,
0.060%, due 07/01/15[2]	5,000,000	5,000,000
General Electric Capital Corp.,
0.260%, due 09/04/15[2]	3,000,000	2,998,592
0.351%, due 10/02/15[2]	3,000,000	2,997,287
Gotham Funding Corp.,
0.170%, due 07/21/15[2,3]	5,000,000	4,999,528
Jupiter Securitization Co. LLC,
0.502%, due 01/20/16[2,3]	3,000,000	2,991,542
Liberty Street Funding LLC,
0.150%, due 07/27/15[2,3]	3,000,000	2,999,675

	Face amount	Value
LMA Americas LLC,
0.170%, due 07/27/15[2,3]	$5,000,000	$4,999,386
Manhattan Asset Funding Co. LLC,
0.190%, due 07/07/15[2,3]	5,195,000	5,194,835
0.260%, due 09/08/15[2,3]	5,000,000	4,997,508
MetLife Short Term Funding LLC,
0.140%, due 07/01/15[2,3]	8,000,000	8,000,000
0.145%, due 07/21/15[2,3]	8,000,000	7,999,356
Old Line Funding LLC,
0.240%, due 09/03/15[2]	3,000,000	2,998,720
0.260%, due 10/16/15[2]	2,500,000	2,498,068
0.401%, due 12/11/15[2]	4,000,000	3,992,756
PNC Bank N.A.,
0.301%, due 07/06/15[2]	3,000,000	2,999,875
Regency Markets No. 1 LLC,
0.170%, due 07/20/15[2,3]	12,000,000	11,998,923
State Street Corp.,
0.200%, due 07/10/15[2]	10,000,000	9,999,500
Thunder Bay Funding LLC,
0.220%, due 09/03/15[2]	4,000,000	3,998,436
0.240%, due 09/25/15[2]	3,000,000	2,998,280
Toyota Motor Credit Corp.,
0.260%, due 07/27/15[2]	3,000,000	2,999,437
Victory Receivables Corp.,
0.180%, due 07/17/15[2,3]	6,321,000	6,320,494
0.200%, due 08/21/15[2,3]	5,000,000	4,998,583
Westpac Banking Corp.,
0.305%, due 07/06/15[1,3]	5,000,000	5,000,000
Working Capital Management Co.,
0.170%, due 07/13/15[2,3]	7,000,000	6,999,603

Total commercial paper
(cost $161,977,852)		161,977,852

Short-term corporate obligations: 2.12%
Royal Bank of Canada,
0.361%, due 07/07/15[1,3]	5,000,000	5,000,000
Wells Fargo Bank N.A.,
0.461%, due 09/22/15[1]	5,000,000	5,000,000

Total short-term corporate obligations
(cost $10,000,000)		10,000,000

US government and agency obligations: 14.57%
Federal Home Loan Banks,
0.080%, due 07/06/15[2]	8,000,000	7,999,911
0.082%, due 07/31/15[2]	5,000,000	4,999,658
0.084%, due 07/22/15[2]	5,000,000	4,999,755
0.085%, due 09/02/15[2]	4,700,000	4,699,301
0.170%, due 07/23/15[2]	5,000,000	4,999,481
0.170%, due 11/04/15[2]	4,000,000	3,997,620
0.185%, due 12/11/15[2]	10,000,000	9,991,624

UBS Cash Management Prime Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

	Face amount	Value
Short-term investments—(Concluded)
US government and agency obligations—(Concluded)
Federal National Mortgage Association,[4]
0.500%, due 07/02/15	$5,000,000	$5,000,041
US Treasury Bill,
0.207%, due 02/04/16[2]	12,000,000	11,984,982
US Treasury Note,
0.250%, due 12/15/15	10,000,000	10,002,408
Total US government and agency obligations
(cost $68,674,781)		68,674,781
Repurchase agreements: 35.68%
Repurchase agreement dated 06/01/15 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.550% due 09/01/15 collateralized by $509,438,866 various Corporate Issues, 0.485% to 8.500%, due 11/02/17 to 06/25/47; (value—$10,674,488); proceeds: $10,014,692[1,5,6]	10,000,000	10,000,000
Repurchase agreement dated 06/30/15 with Goldman Sachs Group, Inc., 0.110% due 07/01/15 collateralized by $18,548,000 US Government Agency, 1.840%, due 04/08/20; (value—$18,564,714) proceeds: $18,200,056	18,200,000	18,200,000
Repurchase agreement dated 06/30/15 with Barclays Capital, Inc., 0.090% due 07/01/15 collateralized by $88,047,648 US Treasury Securities, 0.000% to 2.000%, due 10/15/18 to 05/15/42; (value—$81,600,080); proceeds: $80,000,200	80,000,000	80,000,000
Repurchase agreement dated 06/30/15 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.100% due 07/01/15 collateralized by $57,669,500 US Treasury Securities, 0.000% to 0.125%, due 04/15/16 to 06/23/16; (value—$61,200,037); proceeds: $60,000,167	60,000,000	60,000,000

Total repurchase agreements
(cost $168,200,000)		168,200,000

Total short-term investments
(cost $470,852,633)		470,852,633

Total investments—99.91% (cost $470,852,633)[7]		470,852,633
Cash and other assets, less liabilities—0.09%		427,748

Net assets—100.00%		$471,280,381

UBS Cash Management Prime Relationship Fund

Portfolio of investments

June 30, 2015 (unaudited)

Notes to portfolio of investments

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 50. Portfolio footnotes begin on page 49.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Certificates of deposit	$—	$62,000,000	$—	$62,000,000
Commercial paper	—	161,977,852	—	161,977,852
Short-term corporate obligations	—	10,000,000	—	10,000,000
US government and agency obligations	—	68,674,781	—	68,674,781
Repurchase agreements	—	168,200,000	—	168,200,000
Total	$—	$470,852,633	$—	$470,852,633

At June 30, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

[1]	Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2015, and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.
[2]	Rate shown is the discount rate at date of purchase.
[3]	Security exempt from registration pursuant to Section 4(a)(2) under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the value of these securities amounted to $118,496,901 or 25.14% of net assets. The maturity date reflects earlier of reset date or stated maturity date.
[4]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[5]	Illiquid investment as of June 30, 2015.
[6]	Investment has a put feature and a variable or floating rate. The interest rate shown is the current rate as of June 30, 2015 and changes periodically. The maturity date reflects early termination date and the proceeds represent the receivable of the Fund if the put feature was exercised as of June 30, 2015.
[7]	Aggregate cost for federal income tax purposes, which was the same for book purposes.

See accompanying notes to financial statements.

UBS Relationship Funds

See accompanying notes to financial statements.

Portfolio acronyms

ADR	American Depositary Receipt
CD KSDA	Korean Securities Dealers Association 91-day Certificate of Deposit Rate
CVA	Dutch Certification—Depositary Certificate
ETF	Exchange Traded Fund
GDP	Gross Domestic Product

GDR	Global Depositary Receipt
JIBAR	Johannesburg Interbank Agreed Rate
NVDR	Non-voting Depository Receipt
OJSC	Open Joint Stock Company
REIT	Real Estate Investment Trust
TWCPBA	Taiwan Secondary Market Bills

Counterparty abbreviations

BB	Barclays Bank PLC
CIBC	Canadian Imperial Bank of Commerce
CITI	Citibank NA
CSFB	Credit Suisse First Boston
CSI	Credit Suisse International
DB	Deutsche Bank AG

GSI	Goldman Sachs International
HSBC	HSBC Bank NA
JPMCB	JPMorgan Chase Bank
MLI	Merrill Lynch International
MSCI	Morgan Stanley & Co. International PLC
SSB	State Street Bank

Currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	Great Britain Pound
GHS	Ghanaian Cedi
HKD	Hong Kong Dollar
HUF	Hungarian Forint
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen

KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

UBS Relationship Funds

June 30, 2015 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 to June 30, 2015.

Actual expenses

The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. This projection assumes that annualized expense ratios were in effect during the period January 1, 2015 to June 30, 2015.

UBS Relationship Funds

June 30, 2015 (unaudited)

	Beginning account value January 1, 2015	Ending account value June 30, 2015	Expenses paid during period* 01/01/15 - 06/30/15	Expense ratio during period
UBS Global Securities Relationship Fund
Actual	$1,000.00	$1,021.10	$0.75	0.1500%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.05	0.75	0.1500
UBS Emerging Markets Equity Relationship Fund
Actual	1,000.00	1,064.50	1.83	0.3578
Hypothetical (5% annual return before expenses)	1,000.00	1,023.02	1.79	0.3578
UBS International Equity Relationship Fund
Actual	1,000.00	1,031.10	1.26	0.2500
Hypothetical (5% annual return before expenses)	1,000.00	1,023.55	1.25	0.2500
UBS U.S. Equity Alpha Relationship Fund
Actual	1,000.00	1,067.80	3.93	0.7665
Hypothetical (5% annual return before expenses)	1,000.00	1,020.99	3.84	0.7665
UBS Global Corporate Bond Relationship Fund
Actual	1,000.00	989.10	1.08	0.2195
Hypothetical (5% annual return before expenses)	1,000.00	1,023.71	1.10	0.2195
UBS Cash Management Prime Relationship Fund
Actual	1,000.00	1,000.50	0.35	0.0700
Hypothetical (5% annual return before expenses)	1,000.00	1,024.45	0.35	0.0700

*	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS Relationship Funds

Financial statements

Statement of assets and liabilities

June 30, 2015 (unaudited)

UBS Global Securities Relationship Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$93,355,756
Affiliated issuers	56,143,296
Investments of cash collateral in affiliated issuers received from securities loaned[1]	8,769,529
Foreign currency	732,031
$159,000,612
Investments, at value:
Unaffiliated issuers	$96,543,595
Affiliated issuers	56,248,689
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	8,769,529
Foreign currency	731,255
Cash	—
Receivables:
Investment securities sold	429,415
Interest	82,119
Fund shares sold	270
Foreign tax reclaims	48,302
Due from Advisor	25,744
Dividends	89,002
Due from broker	753,507
Cash collateral for futures contracts	2,811,544
Cash collateral for securities sold short	—
Unrealized appreciation on forward foreign currency contracts	339,910
Other assets	10,594
Total assets	166,883,475
Liabilities:
Payables:
Cash collateral from securities loaned	8,769,529
Investment securities purchased	238,894
Custody and fund accounting fees	39,402
Fund administration fee	37,500
Trustees’ fees	12,119
Dividend expense and security loan fees for securities sold short	—
Due to custodian	119,984
Accrued foreign capital gain taxes	37,137
Accrued expenses	75,692
Variation margin on futures contracts	812,488
Securities sold short, at value[2]	—
Unrealized depreciation on forward foreign currency contracts	237,107
Total liabilities	10,379,852
Net assets	$156,503,623
Shares outstanding	3,447,804
Net asset value, offering and redemption proceeds per share[3]	$45.3923

[1]	The market value of securities loaned by UBS Global Securities Relationship Fund and UBS International Equity Relationship Fund as of June 30, 2015 was $8,621,796 and $701,715, respectively.
[2]	Proceeds from securities sold short by UBS U.S. Equity Alpha Relationship Fund were $49,430,871.
[3]	Maximum offering price for UBS Emerging Markets Equity Relationship Fund is $37.9670 (net asset value, plus 0.75% of net asset value of purchase.) Redemption price per share for UBS Emerging Markets Equity Relationship Fund is $37.4017 (net asset value, less 0.75% of net asset value of the redeemed shares).

UBS Relationship Funds

Financial statements

UBS Emerging Markets Equity Relationship Fund	UBS International Equity Relationship Fund	UBS U.S. Equity Alpha Relationship Fund

$56,023,915	$43,653,284	$220,524,703
—	518,571	5,747,288
—	738,859	—
572,661	369,228	—
$56,596,576	$45,279,942	$226,271,991

$57,213,704	$47,511,705	$262,062,768
—	518,571	5,747,288
—	738,859	—
572,743	368,364	—
603,974	—	146,839

—	—	—
50	1,089	—
—	—	—
—	4,976	—
—	28,874	14,943
310,175	47,477	271,791
—	—	—
—	—	—
—	—	135,274
—	8,615	—
9,248	2,242	7,982
58,709,894	49,230,772	268,386,885

—	738,859	—
—	—	—
124,408	23,429	30,525
37,500	37,500	37,500
11,084	6,164	10,401
—	—	86,870
—	—	—
—	—	—
80,451	59,662	52,033
—	—	—
—	—	64,974,047
—	91,224	—
253,443	956,838	65,191,376
$58,456,451	$48,273,934	$203,195,509
1,551,214	2,156,377	9,365,156
$37.6843	$22.3866	$21.6970

See accompanying notes to financial statements.

UBS Relationship Funds

Financial statements

Statement of assets and liabilities (continued)

June 30, 2015 (unaudited)

UBS Global Corporate Bond Relationship Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$128,810,947
Affiliated issuers	590,738
Repurchase agreements	—
Foreign currency	77,716
$129,479,401
Investments, at value:
Unaffiliated issuers	$124,482,243
Affiliated issuers	590,738
Repurchase agreements	—
Foreign currency	77,230
Cash	—
Receivables:
Investment securities sold	477,193
Interest	1,424,064
Foreign tax reclaims	215
Due from Advisor	—
Dividends	135
Variation margin on futures contracts	105,882
Cash collateral for futures contracts	132,795
Outstanding swap agreements, at value[1]	4,463
Unrealized appreciation on forward foreign currency contracts	279,210
Other assets	1,603
Total assets	127,575,771
Liabilities:
Payables:
Investment securities purchased	729,441
Custody and fund accounting fees	27,592
Fund administration fee	37,500
Trustees’ fees	6,683
Dividends payable to shareholders	—
Accrued expenses	55,729
Due to broker	111,697
Outstanding swap agreements, at value[1]	75,172
Unrealized depreciation on forward foreign currency contracts	206,745
Total liabilities	1,250,559
Net assets	$126,325,212
Shares outstanding	9,535,122
Net asset value, offering and redemption proceeds per share	$13.2484

[1]	Net upfront payments received by UBS Global Corporate Bond Relationship Fund were $62,503.

UBS Relationship Funds

Financial statements

UBS Cash Management Prime Relationship Fund

$302,652,633
—
168,200,000
—
$470,852,633

$302,652,633
—
168,200,000
—
502,773

—
63,226
—
7,365
—
—
—
—
—
29,395
471,455,392

—
30,560
37,500
24,253
42,547
40,151
—
—
—
175,011
$471,280,381
471,199,940
$1.00

See accompanying notes to financial statements.

UBS Relationship Funds

Financial statements

Statement of operations

For the six months ended June 30, 2015 (unaudited)

UBS Global Securities Relationship Fund
Investment income:
Dividends	$1,535,620
Interest and other	132,660
Affiliated income	24,715
Securities lending[1]	67,306
Foreign tax withheld	(143,849)
Total income	1,616,452
Expenses:
Administration	45,000
Custodian and fund accounting	47,810
Professional services	60,735
Shareholder reports	2,537
Trustees	24,800
Insurance	10,326
Transfer agency and related service fees	9,391
Dividend expense and security loan fees for securities sold short	—
Other	10,531
Total operating expenses	211,130
Expenses reimbursed by Advisor	(46,091)
Net expenses	165,039
Net investment income	1,451,413
Net realized gain (loss) on:
Investments in unaffiliated issuers	9,112,855
Investments in affiliated issuers	263,874
Futures contracts	2,303,370
Securities sold short	—
Forward foreign currency contracts	(1,707,165)
Foreign currency transactions	156,362
Net realized gain	10,129,296
Change in net unrealized appreciation/depreciation on:
Investments[2]	(4,139,250)
Futures contracts	(1,757,993)
Securities sold short	—
Forward foreign currency contracts	707,287
Translation of other assets and liabilities denominated in foreign currency	(42,941)
Change in net unrealized appreciation/depreciation	(5,232,897)
Net realized and unrealized gain	4,896,399
Net increase in net assets resulting from operations	$6,347,812

[1]	Includes affiliated income from UBS Private Money Market Fund LLC of $224, $27 and $60 for UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund and UBS International Equity Relationship Fund, respectively.
[2]	Net of $168,624 foreign capital gains tax for UBS Emerging Markets Equity Relationship Fund.

UBS Relationship Funds

Financial statements

UBS Emerging Markets Equity Relationship Fund	UBS International Equity Relationship Fund	UBS U.S. Equity Alpha Relationship Fund

$1,605,789	$889,124	$2,045,218
—	—	—
1,341	230	2,468
2,180	27,635	—
(176,751)	(108,995)	—
1,432,559	807,994	2,047,686

45,000	45,000	45,000
152,489	27,788	36,354
67,269	41,627	39,770
2,537	2,537	2,537
22,681	12,513	21,489
8,751	2,228	8,108
8,409	7,665	8,116
—	—	641,924
13,470	9,222	3,715
320,606	148,580	807,013
—	(86,338)	(45,957)
320,606	62,242	761,056
1,111,953	745,752	1,286,630

10,628,634	2,532,151	27,503,909
—	—	—
—	—	—
—	—	(484,824)
270,426	(422,040)	—
(480,263)	24,455	—
10,418,797	2,134,566	27,019,085

3,945,209	(1,322,618)	(12,130,188)
—	—	—
—	—	(3,265,837)
—	17,346	—
100,039	(398)	—
4,045,248	(1,305,670)	(15,396,025)
14,464,045	828,896	11,623,060
$15,575,998	$1,574,648	$12,909,690

See accompanying notes to financial statements.

UBS Relationship Funds

Financial statements

Statement of operations (continued)

For the six months ended June 30, 2015 (unaudited)

UBS Global Corporate Bond Relationship Fund
Investment income:
Interest and other	$1,429,963
Affiliated income	2,925
Foreign tax withheld	(8,606)
Total income	1,424,282
Expenses:
Administration	45,000
Custodian and fund accounting	31,413
Professional services	41,322
Shareholder reports	2,537
Trustees	15,610
Insurance	1,621
Transfer agency and related service fees	7,602
Other	2,592
Total operating expenses	147,697
Expenses reimbursed by Advisor	(32,757)
Net expenses	114,940
Net investment income	1,309,342
Net realized gain (loss) on:
Investments in unaffiliated issuers	(337,809)
Futures contracts	141,253
Swap agreements	5,260
Forward foreign currency contracts	1,314,710
Foreign currency transactions	69,162
Net realized gain	1,192,576
Change in net unrealized appreciation/depreciation on:
Investments	(4,543,737)
Futures contracts	57,129
Swap agreements	(6,622)
Forward foreign currency contracts	(338,452)
Translation of other assets and liabilities denominated in foreign currency	25,218
Change in net unrealized appreciation/depreciation	(4,806,464)
Net realized and unrealized loss	(3,613,888)
Net increase (decrease) in net assets resulting from operations	$(2,304,546)

UBS Relationship Funds

Financial statements

UBS Cash Management Prime Relationship Fund

$475,092
—
—
475,092

45,000
45,690
33,225
2,537
46,961
29,201
—
6,015
208,629
(9,020)
199,609
275,483

—
—
—
—
—
—

—
—
—
—
—
—
—
$275,483

See accompanying notes to financial statements.

UBS Relationship Funds

Financial statements

Statement of changes in net assets

	UBS Global Securities Relationship Fund		UBS Emerging Markets Equity Relationship Fund
	Six months ended June 30, 2015 (unaudited)	Year ended December 31, 2014	Six months ended June 30, 2015 (unaudited)	Year ended December 31, 2014
Operations:
Net investment income	$1,451,413	$3,504,465	$1,111,953	$5,213,878
Net realized gain (loss)	10,129,296	21,883,713	10,418,797	(1,630,394)
Change in net unrealized appreciation/depreciation	(5,232,897)	(13,650,104)	4,045,248	230,005
Net increase (decrease) in net assets from operations	6,347,812	11,738,074	15,575,998	3,813,489
Beneficial interest transactions:
Proceeds from shares sold	235,165	590,091	—	—
Cost of shares redeemed in-kind	—	—	(140,283,464)	—
Cost of shares redeemed	(95,821,144)	(14,322,379)	(24,136,598)	(75,596,903)
Transaction charges	—	—	619,071	566,977
Net decrease in net assets resulting from beneficial interest transactions	(95,585,979)	(13,732,288)	(163,800,991)	(75,029,926)
Increase (decrease) in net assets	(89,238,167)	(1,994,214)	(148,224,993)	(71,216,437)
Net assets, beginning of period	245,741,790	247,736,004	206,681,444	277,897,881
Net assets, end of period	$156,503,623	$245,741,790	$58,456,451	$206,681,444
Shares sold	5,264	13,660	—	—
Shares redeemed in-kind	—	—	(3,652,753)	—
Shares redeemed	(2,085,693)	(324,085)	(634,285)	(1,987,112)
Net decrease in shares outstanding	(2,080,429)	(310,425)	(4,287,038)	(1,987,112)

	UBS Global Corporate Bond Relationship Fund		UBS Cash Management Prime Relationship Fund
	Six months ended June 30, 2015 (unaudited)	Year ended December 31, 2014	Six months ended June 30, 2015 (unaudited)	Year ended December 31, 2014
Operations:
Net investment income	$1,309,342	$983,489	$275,483	$594,052
Net realized gain	1,192,576	1,387,934	—	1,671
Change in net unrealized appreciation/depreciation	(4,806,464)	67,524	—	—
Net increase (decrease) in net assets from operations	(2,304,546)	2,438,947	275,483	595,723
Distributions to shareholders
Net investment income	—	—	(275,483)	(594,052)
Total distributions	—	—	(275,483)	(594,052)
Beneficial interest transactions:
Proceeds from shares sold	102,200,000	3,500,000	1,287,475,130	2,251,037,748
Shares issued on reinvestment of dividends and distributions	—	—	1,305	3,221
Cost of shares redeemed	(11,500,000)	—	(1,472,914,369)	(2,269,622,418)
Net increase (decrease) in net assets resulting from beneficial interest transactions	90,700,000	3,500,000	(185,437,934)	(18,581,449)
Increase (decrease) in net assets	88,395,454	5,938,947	(185,437,934)	(18,579,778)
Net assets, beginning of period	37,929,758	31,990,811	656,718,315	675,298,093
Net assets, end of period	$126,325,212	$37,929,758	$471,280,381	$656,718,315
Shares sold	7,558,524	263,813	1,287,475,130	2,251,037,748
Shares issued on distributions reinvested	—	—	1,305	3,221
Shares redeemed	(855,143)	—	(1,472,914,369)	(2,269,622,418)
Net increase (decrease) in shares outstanding	6,703,381	263,813	(185,437,934)	(18,581,449)

UBS Relationship Funds

Financial statements

UBS International Equity Relationship Fund		UBS U.S. Equity Alpha Relationship Fund
Six months ended June 30, 2015 (unaudited)	Year ended December 31, 2014	Six months ended June 30, 2015 (unaudited)	Year ended December 31, 2014

$745,752	$1,700,312	$1,286,630	$2,152,474
2,134,566	1,761,044	27,019,085	19,715,104
(1,305,670)	(4,665,169)	(15,396,025)	7,440,331
1,574,648	(1,203,813)	12,909,690	29,307,909

—	—	—	—
—	—	—	—
(4,000,000)	(1,250,000)	—	—
—	—	—	—
(4,000,000)	(1,250,000)	—	—
(2,425,352)	(2,453,813)	12,909,690	29,307,909
50,699,286	53,153,099	190,285,819	160,977,910
$48,273,934	$50,699,286	$203,195,509	$190,285,819
—	—	—	—
—	—	—	—
(178,773)	(56,703)	—	—
(178,773)	(56,703)	—	—

See accompanying notes to financial statements.

UBS Relationship Funds

Financial statements

Statement of cash flows

For the six months ended June 30, 2015 (unaudited)

UBS U.S. Equity Alpha Relationship Fund
Cash provided by operating activities:
Net increase in net assets from operations	$12,909,690
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(83,041,247)
Proceeds from disposition of investment securities	78,679,452
Covers of securities sold short	(11,135,114)
Proceeds from securities sold short	14,944,565
Purchases of short-term investments, net	(1,079,780)
Net realized (gain)/loss on investments	(27,503,909)
Net realized (gain)/loss on securities sold short	484,824
Change in unrealized appreciation/depreciation on investments	12,130,188
Change in unrealized appreciation/depreciation on securities sold short	3,265,837
Increase in due from Advisor	(2,997)
Decrease in dividends receivable	68,434
Decrease in cash collateral for securities sold short	327,830
Decrease in other assets	8,108
Increase in dividends payable and security loan fees for securities sold short	4,770
Increase in accrued expenses and other liabilities	18,064
Net cash provided by operating activities	78,715
Cash used in financing activities:
Proceeds from shares issued	—
Payment on shares redeemed	—
Net cash used in financing activities	—
Net increase in cash	78,715
Cash:
Beginning of year	68,124
End of year	$146,839

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period

	Six months ended June 30, 2015 (unaudited)	Year ended December 31,
UBS Global Securities Relationship Fund		2014	2013	2012	2011	2010
Net asset value, beginning of period	$44.4521	$42.4303	$37.8967	$33.0344	$35.1715	$31.3448
Income from investment operations:
Net investment income[1]	0.2976	0.6172	0.4636	0.4545	0.4194	0.3758
Net realized and unrealized gain (loss)	0.6426	1.4046	4.0700	4.4078	(2.5565)	3.4509
Total income (loss) from investment operations	0.9402	2.0218	4.5336	4.8623	(2.1371)	3.8267
Net asset value, end of period	$45.3923	$44.4521	$42.4303	$37.8967	$33.0344	$35.1715
Total investment return[2]	2.11%	4.76%	11.96%	14.72%	(6.07)%	12.21%
Ratios to average net assets:
Expenses before expense reimbursement	0.1919%[3]	0.1856%	0.1443%	0.1054%	0.0719%	0.0641%
Expenses after expense reimbursement	0.1500%[3]	0.1500%	0.1443%	0.1054%	0.0719%	0.0641%
Net investment income	1.32%[3]	1.41%	1.16%	1.28%	1.20%	1.18%
Supplemental data:
Net assets, end of period (000’s)	$156,504	$245,742	$247,736	$332,893	$806,090	$1,561,794
Portfolio turnover rate	44%	58%	50%	101%	99%	78%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2015 (unaudited)	Year ended December 31,
UBS Emerging Markets Equity Relationship Fund		2014	2013	2012	2011	2010
Net asset value, beginning of period	$35.4013	$35.5125	$39.0123	$33.1700	$39.8975	$33.6580
Income (loss) from investment operations:
Net investment income[1]	0.2309	0.7564	0.7649	0.8392	0.8706	0.5415
Net realized and unrealized gain (loss)	1.9235	(0.9498)	(4.3288)	4.7031	(7.8686)	5.5917
Total income (loss) from investment operations	2.1544	(0.1934)	(3.5639)	5.5423	(6.9980)	6.1332
Transaction charges	0.1286	0.0822	0.0641	0.3000	0.2705	0.1063
Net asset value, end of period	$37.6843	$35.4013	$35.5125	$39.0123	$33.1700	$39.8975
Total investment return[2]	6.45%	(0.31)%	(8.97)%	17.61%	(16.87)%	18.55%
Ratios to average net assets:
Expenses	0.3578%[3]	0.3131%	0.2762%	0.2590%	0.3053%	0.2840%
Net investment income	1.24%[3]	2.10%	2.09%	2.29%	2.29%	1.57%
Supplemental data:
Net assets, end of period (000’s)	$58,456	$206,681	$277,898	$355,804	$223,003	$442,841
Portfolio turnover rate	18%	39%	58%	72%	50%	28%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable transaction charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2015 (unaudited)	Year ended December 31,
UBS International Equity Relationship Fund		2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.7114	$22.2226	$18.6471	$15.5990	$18.2909	$16.5673
Income from investment operations:
Net investment income[1]	0.3355	0.7231	0.4788	0.4982	0.4761	0.4665
Net realized and unrealized gain (loss)	0.3397	(1.2343)	3.0967	2.5499	(3.1680)	1.2571
Total income (loss) from investment operations	0.6752	(0.5112)	3.5755	3.0481	(2.6919)	1.7236
Net asset value, end of period	$22.3866	$21.7114	$22.2226	$18.6471	$15.5990	$18.2909
Total investment return[2]	3.11%	(2.30)%	19.18%	19.52%	(14.71)%	10.41%
Ratios to average net assets:
Expenses before expense reimbursement	0.5967%[3]	0.5932%	0.5506%	0.6470%	0.5954%	0.5851%
Expenses after expense reimbursement	0.2500%[3]	0.2500%	0.2500%	0.2500%	0.2500%	0.2335%
Net investment income	2.99%[3]	3.20%	2.35%	2.92%	2.73%	2.84%
Supplemental data:
Net assets, end of period (000’s)	$48,274	$50,699	$53,153	$51,520	$41,986	$49,515
Portfolio turnover rate	20%	37%	29%	26%	54%	45%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2015 (unaudited)	Year ended December 31,
UBS U.S. Equity Alpha Relationship Fund		2014	2013	2012	2011	2010
Net asset value, beginning of period	$20.3185	$17.1890	$12.6822	$11.1153	$11.3140	$10.3440
Income (loss) from investment operations:
Net investment income[1]	0.1374	0.2298	0.2100	0.1366	0.1840	0.1530
Net realized and unrealized gain (loss)	1.2411	2.8997	4.2968	1.4303	(0.3827)	0.8170
Total income (loss) from investment operations	1.3785	3.1295	4.5068	1.5669	(0.1987)	0.9700
Net asset value, end of period	$21.6970	$20.3185	$17.1890	$12.6822	$11.1153	$11.3140
Total investment return[2]	6.78%	18.20%	35.54%	14.10%	(1.76)%	9.38%
Ratios to average net assets:
Expense before expense reimbursement and after dividend expense and security loan fees for securities sold short	0.8128%[3]	0.9371%	0.9089%	1.4375%	0.6906%	0.7775%
Expenses after expense reimbursement and after dividend expense and security loan fees for securities sold short	0.7665%[3]	0.8666%	0.8068%	1.3360%	0.6708%	0.7722%
Expenses after expense reimbursement and before dividend expense and security loan fees for securities sold short	0.1200%[3]	0.1200%	0.1200%	0.1200%	0.1200%	0.1211%
Net investment income	1.30%[3]	1.24%	1.39%	1.13%	1.61%	1.48%
Supplemental data:
Net assets, end of period (000’s)	$203,196	$190,286	$160,978	$119,271	$175,977	$285,994
Portfolio turnover rate	31%	41%	56%	66%	71%	56%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2015 (unaudited)	Year ended December 31,
UBS Global Corporate Bond Relationship Fund		2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.3945	$12.4578	$12.5393	$11.2295	$10.8606	$10.1089
Income (loss) from investment operations:
Net investment income[1]	0.1674	0.3740	0.3884	0.4382	0.4871	0.4721
Net realized and unrealized gain (loss)	(0.3135)	0.5627	(0.4699)	0.8716	(0.1182)	0.2796
Total income (loss) from investment operations	(0.1461)	0.9367	(0.0815)	1.3098	0.3689	0.7517
Net asset value, end of period	$13.2484	$13.3945	$12.4578	$12.5393	$11.2295	$10.8606
Total investment return[2]	(1.09)%	7.52%	(0.66)%	11.68%	3.40%	7.44%
Ratios to average net assets:
Expenses before expense reimbursement	0.2820%[3]	0.8104%	0.3968%	0.2076%	0.1839%	0.1218%
Expenses after expense reimbursement	0.2195%[3]	0.2000%	0.2000%	0.2000%	0.1839%	0.1218%
Net investment income	2.50%[3]	2.87%	3.11%	3.69%	4.39%	4.45%
Supplemental data:
Net assets, end of period (000’s)	$126,325	$37,930	$31,991	$125,726	$193,654	$231,964
Portfolio turnover rate	16%	31%	88%	64%	74%	95%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2015 (unaudited)	Year ended December 31,
UBS Cash Management Prime Relationship Fund		2014	2013	2012	2011	2010
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income[1]	0.000 [3]	0.001	0.001	0.002	0.002	0.002
Distributions from:
Net investment income	0.000 [3]	(0.001)	(0.001)	(0.002)	(0.002)	(0.002)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.05%	0.08%	0.12%	0.17%	0.15%	0.21%
Ratios to average net assets:
Expenses before expense reimbursement	0.0732%[4]	0.0616%	0.0588%	0.0533%	0.0594%	0.0645%
Expenses after expense reimbursement	0.0700%[4]	0.0616%	0.0527%	0.0400%	0.0400%	0.0400%
Net investment income	0.10%[4]	0.08%	0.12%	0.17%	0.15%	0.21%
Supplemental data:
Net assets, end of period (000’s)	$471,280	$656,718	$675,298	$632,522	$560,182	$619,798

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
[3]	Amount represents less than $0.0005 per share.
[4]	Annualized.

See accompanying notes to financial statements.

UBS Relationship Funds

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

UBS Relationship Funds (the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust currently offers shares of multiple series representing separate portfolios of investments. The six series covered by this report are: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS Global Corporate Bond Relationship Fund, and UBS Cash Management Prime Relationship Fund (each a “Fund,” and collectively, the “Funds”). Each series covered by this report is diversified except for UBS Global Corporate Bond Relationship Fund, which is non-diversified. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Certain shareholders of a Fund may redeem units and the Fund pays the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for units of the Fund.

On May 27, 2015, two unitholders of the UBS Emerging Markets Equity Relationship Fund redeemed 3,236,780 and 415,973 units, respectively, and the Fund paid proceeds primarily by means of a pro-rata redemption in-kind of the Fund’s portfolio securities. Cash and portfolio securities valued at $124,308,072 and $15,975,392, respectively, were transferred on that date, and the Fund realized a net gain for book purposes of $9,432,860.

The Trust issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

UBS Cash Management Prime Relationship Fund attempts to maintain a stable net asset value of $1.00 per share; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the US Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange (“NYSE”) is open. Each Fund, with the exception of UBS Cash Management Prime Relationship Fund and UBS

UBS Relationship Funds

Notes to financial statements (unaudited)

International Equity Relationship Fund, calculates its net asset value per share as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund’s net asset value per share will be calculated as of the time trading was halted. UBS Cash Management Prime Relationship Fund calculates its net asset value per share as of two hours prior to the close of the NYSE, which generally is 2:00 p.m. (Eastern time), on each day the NYSE is open for trading. UBS International Equity Relationship Fund calculates its net asset value per share as of 4:00 p.m. Eastern time on weekdays when the Fund is open for business.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Funds. UBS Global AM is an indirect asset management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Funds’ net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Funds’ investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these securities as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security is valued at “fair value,” that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund’s Portfolio of investments.

UBS Relationship Funds

Notes to financial statements (unaudited)

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of UBS Cash Management Prime Relationship Fund are valued using the amortized cost method of valuation. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS Global AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Funds’ portfolio holdings. The GVC is comprised of representatives of management.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

UBS Relationship Funds

Notes to financial statements (unaudited)

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

In June 2014, FASB issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of reverse repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements and disclosures.

In May 2015, FASB issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (“ASU 2015-07”). The modification removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements and disclosures.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2015 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of June 30, 2015, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in each Fund’s Portfolio of investments is representative of the volume of derivatives outstanding during the period ended June 30, 2015, except for forward foreign currency contracts for UBS International Equity Relationship Fund for which average volumes during the period were greater than period end.

UBS Relationship Funds

Notes to financial statements (unaudited)

Disclosure of derivatives by underlying risk for each Fund as of and for the period ended June 30, 2015 is as follows:

Asset derivatives[1]
	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Securities Relationship Fund
Forward foreign currency contracts	$—	$—	$339,910	$339,910
Futures contracts	7,504	80,228	—	87,732
Total value	$7,504	$80,228	$339,910	$427,642

Liability derivatives[2]
	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Securities Relationship Fund
Forward foreign currency contracts	$—	$—	$(237,107)	$(237,107)
Futures contracts	(90,235)	(778,858)	—	(869,093)
Total value	$(90,235)	$(778,858)	$(237,107)	$(1,106,200)

[1]	In the statement of assets and liabilities, forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.
[2]	In the Statement of assets and liabilities, forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the period ended June 30, 2015, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Securities Relationship Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(1,707,165)	$(1,707,165)
Futures contracts	377,507	1,925,863	—	2,303,370
Options purchased[2]	—	(155,465)	—	(155,465)
Total net realized gain (loss)	$377,507	$1,770,398	$(1,707,165)	$440,740
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$707,287	$707,287
Futures contracts	(910,406)	(847,587)	—	(1,757,993)
Total change in net unrealized appreciation/depreciation	$(910,406)	$(847,587)	$707,287	$(1,050,706)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts and forward foreign currency contracts, unless otherwise noted.
[2]	Statement of operations location: Realized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and forward foreign currency contracts.

UBS Relationship Funds

Notes to financial statements (unaudited)

Asset derivatives[1]
	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Corporate Bond Relationship Fund
Forward foreign currency contracts	$—	$—	$279,210	$279,210
Futures contracts	106,332	—	—	106,332
Swap agreements	—	4,463	—	4,463
Total value	$106,332	$4,463	$279,210	$390,005

Liability derivatives[2]
	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Corporate Bond Relationship Fund
Forward foreign currency contracts	$—	$—	$(206,745)	$(206,745)
Futures contracts	(532)	—	—	(532)
Swap agreements	—	(75,172)	—	(75,172)
Total value	$(532)	$(75,172)	$(206,745)	$(282,449)

[1]	In the Statement of assets and liabilities, swap agreements are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.
[2]	In the Statement of assets and liabilities, swap agreements are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the period ended June 30, 2015, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Corporate Bond Relationship Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$1,314,710	$1,314,710
Futures contracts	141,253	—	—	141,253
Options purchased[2]	(6,118)	—	—	(6,118)
Swap agreements	—	5,260	—	5,260
Total net realized gain	$135,135	$5,260	$1,314,710	$1,455,105
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$(338,452)	$(338,452)
Futures contracts	57,129	—	—	57,129
Options purchased[2]	384	—	—	384
Swap agreements	—	(6,622)	—	(6,622)
Total change in net unrealized appreciation/depreciation	$57,513	$(6,622)	$(338,452)	$(287,561)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts, unless otherwise noted.
[2]	Statement of operations location: Realized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments

UBS Relationship Funds

Notes to financial statements (unaudited)

[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

UBS International Equity Relationship Fund had net realized loss of $422,040 on forward foreign currency contracts related to foreign exchange risk and unrealized gain of $17,346 on forward foreign currency contracts related to foreign exchange risk.

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. The offsetting disclosures are limited to derivatives, repurchase and reverse repurchase agreements and security lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement (“MNA”) or similar agreement. Tables are not presented below for any funds which only hold derivatives which are not subject to offsetting under ASC Topic 210.

UBS Global Securities Relationship Fund	Assets ($)	Liabilities ($)
Derivative Financial Instruments:
Forward foreign currency contracts	339,910	(237,107)
Futures contracts	87,732	(869,093)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	427,642	(1,106,200)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(87,732)	869,093
Total gross amount of assets and liabilities subject to MNA or similar agreements	339,910	(237,107)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2015.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
DB	14,911	(725)	—	14,186
HSBC	72,508	—	—	72,508
JPMCB	12,068	(12,068)	—	—
MSCI	43,656	(31,375)	—	12,281
SSB	196,767	—	—	196,767
Total	339,910	(44,168)	—	295,742

UBS Relationship Funds

Notes to financial statements (unaudited)

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
CIBC	(7,156)	—	—	(7,156)
DB	(725)	725	—	—
JPMCB	(197,851)	12,068	—	(185,783)
MSCI	(31,375)	31,375	—	—
Total	(237,107)	44,168	—	(192,939)

UBS International Equity Relationship Fund	Assets ($)	Liabilities ($)
Derivative Financial Instruments:
Forward foreign currency contracts	8,615	(91,224)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	8,615	(91,224)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2015.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
JPMCB	8,615	(8,615)	—	—

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
CIBC	(2,035)	—	—	(2,035)
JPMCB	(89,189)	8,615	—	(80,574)
Total	(91,224)	8,615	—	(82,609)

UBS Global Corporate Bond Relationship Fund	Assets ($)	Liabilities ($)
Derivative Financial Instruments:
Forward foreign currency contracts	279,210	(206,745)
Futures contracts	106,332	(532)
Swap agreements	4,463	(75,172)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	390,005	(282,449)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(106,332)	532
Total gross amount of assets and liabilities subject to MNA or similar agreements	283,673	(281,917)

UBS Relationship Funds

Notes to financial statements (unaudited)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2015.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
CITI	479	(479)	—	—
GSI	250,355	(208,085)	—	42,270
JPMCB	32,839	(32,839)	—	—
Total	283,673	(241,403)	—	42,270

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
BB	(1,279)	—	—	(1,279)
CITI	(2,152)	479	—	(1,673)
GSI	(208,085)	208,085	—	—
JPMCB	(70,401)	32,839	—	(37,562)
Total	(281,917)	241,403	—	(40,514)

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s Portfolio of investments footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of a Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund’s portfolio are presented at the foreign exchange rates at the end of a Fund’s fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign

UBS Relationship Funds

Notes to financial statements (unaudited)

currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contracts. Certain Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A Fund may also use forward contracts with the intent of changing the relative exposure of the Fund’s portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of the securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract’s full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by the Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds’ commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts: Each Fund, other than UBS Cash Management Prime Relationship Fund, may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to manage the average duration of the Funds, or either as a hedge or to enhance income or realized gain. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by a Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, mortgage-backed securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly

UBS Relationship Funds

Notes to financial statements (unaudited)

the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to a Fund, normally 15 to 45 days later. Beginning on the date a Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in a Fund’s records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. At June 30, 2015, the Funds did not hold any TBA securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, credit default and equity swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into currency swap agreements with another party in order to receive or pay amounts based on changes in currency exchange rates to protect itself from or take advantage of exchange rate fluctuations. A Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest

UBS Relationship Funds

Notes to financial statements (unaudited)

shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swap agreements with standardized terms including a fixed spread and standard maturity dates. An index credit default swap agreement references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds with a credit default swap agreement on indices which is less expensive than it would be to buy many credit default swap agreements to achieve a similar effect. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of June 30, 2015 for which a Fund is the seller of protection are disclosed under the section “Credit default swaps on corporate issues—sell protection” in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements in the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

UBS Relationship Funds

Notes to financial statements (unaudited)

I. Structured notes: Certain Funds may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, a Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

J. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices, foreign currency swaps and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where a Fund would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively.

K. Purchased options: Certain Funds may purchase put and call options on foreign or US securities and indices, foreign currency swaps and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

L. Short sales: UBS U.S. Equity Alpha Relationship Fund (“Equity Alpha”) enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security’s price. The initial amount of a short

UBS Relationship Funds

Notes to financial statements (unaudited)

sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Equity Alpha shorts a security when also holding a long position in the security (a “short against the box”), as the security price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). Equity Alpha is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee equal to 0.65% per annum of short market value in connection with short sale transactions.

M. Repurchase agreements: Each Fund may purchase securities or other obligations from a bank or securities dealer, subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. Each Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Funds and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, a Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Under certain circumstances, a Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

N. Distributions: With the exception of UBS Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay distributions. For UBS Cash Management Prime Relationship Fund, distributions from net investment income are declared daily and paid monthly. Distributions of net capital gains, if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share.

O. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

UBS Relationship Funds

Notes to financial statements (unaudited)

Investments in bonds with ratings of BB (Standard & Poor’s Ratings Group) or Ba (Moody’s Investors Service, Inc.) or below (commonly referred to as “high yield” bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer’s default or downgrade than investment grade (higher-quality) bonds.

Because each Fund is sold only to accredited investors in a private placement transaction, each Fund may have a limited shareholder base with investors owning a significant portion of each Fund.

P. Commission recapture program: The following Funds participate in a brokerage commission recapture program: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Fund and UBS U.S. Equity Alpha Relationship Fund. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended June 30, 2015, the following Funds recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers.

Fund	Amount
UBS Global Securities Relationship Fund	$1,614
UBS U.S. Equity Alpha Relationship Fund	923

Q. Transaction charges: Investors in UBS Emerging Markets Equity Relationship Fund are subject to a transaction charge equal to 0.75% of net asset value of Fund share purchases. Therefore, the shares of this Fund are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Fund and is intended to defray transaction costs associated with the purchase and sale of securities within the Fund. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge equal to 0.75% of the Fund’s net asset value on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $1,233,150 and $566,977 for the periods ended June 30, 2015 and December 31, 2014, respectively.

On July 6, 2015, the Board of Trustees approved eliminating the transaction charge assessed on purchases of shares, effective July 24, 2015.

2. Investment advisory and administration fees and other transactions with affiliates

UBS Global AM, a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the Funds to the extent that total annualized operating expenses exceed the following percentage of average daily net assets and can discontinue these expense limitations at any time:

Fund	Percent
UBS Global Securities Relationship Fund	0.1500%
UBS Emerging Markets Equity Relationship Fund	0.5000
UBS International Equity Relationship Fund	0.2500
UBS Global Corporate Bond Relationship Fund[1]	0.2500
UBS Cash Management Prime Relationship Fund	0.0700

[1]	Effective April 30, 2015, the expense limitation changed from 0.2000% to 0.2500%.

UBS Relationship Funds

Notes to financial statements (unaudited)

The Advisor has voluntarily agreed to reimburse UBS U.S. Equity Alpha Relationship Fund to the extent that the Fund’s total annualized operating expenses (excluding interest expense, dividend expense and securities loan fees for securities sold short and expenses incurred through investment in other investment companies) do not exceed the following percentage of average daily net assets.

Fund	Percent
UBS U.S. Equity Alpha Relationship Fund	0.1200%

At June 30, 2015, the Advisor owed certain Funds for expense reimbursements as follows:

Fund	Amount
UBS Global Securities Relationship Fund	$25,744
UBS International Equity Relationship Fund	28,874
UBS U.S. Equity Alpha Relationship Fund	14,943
UBS Cash Management Prime Relationship Fund	7,365

During the period ended June 30, 2015, the Funds accrued expense reimbursements as follows:

Fund	Amount
UBS Global Securities Relationship Fund	$46,091
UBS International Equity Relationship Fund	86,338
UBS U.S. Equity Alpha Relationship Fund	45,957
UBS Global Corporate Bond Relationship Fund	32,757
UBS Cash Management Prime Relationship Fund	9,020

Each Fund pays an administration fee to JPMorgan Chase Bank that is computed daily and paid monthly at an annual rate of $90,000.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. Amounts relating to those investments for the period ended June 30, 2015 have been included near the end of each Fund’s Portfolio of investments.

The Funds may invest in shares of UBS Cash Management Prime Relationship Fund (“Cash Prime”). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments for the period ended June 30, 2015 have been included near the end of each Fund’s Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC (“Private Money Market”), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member of Private Money Market and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are included in securities lending income in the Statement of operations. Amounts relating to those investments for the period ended June 30, 2015 have been included near the end of each Fund’s Portfolio of investments.

UBS Relationship Funds

Notes to financial statements (unaudited)

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended June 30, 2015, were as follows:

Fund	Amount
UBS Global Securities Relationship Fund	$61
UBS U.S. Equity Alpha Relationship Fund	3,704

3. Securities lending

Each Fund may lend portfolio securities up to 33 1⁄3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents, or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents, or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Global Securities Relationship Fund and UBS International Equity Relationship Fund loaned securities to certain qualified broker-dealers, with the Funds’ custodian acting as the Funds’ lending agent. Cash collateral received is invested in Private Money Market Fund, which is included in the Fund’s Portfolio of investments. In addition, UBS Global Securities Relationship Fund received US government agency securities as collateral with a market value of $41,953 which cannot be resold. The value of loaned securities and related collateral at June 30, 2015 were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Global Securities Relationship Fund	$8,621,796	$8,811,482	$8,769,529
UBS International Equity Relationship Fund	701,715	738,859	738,859

4. Purchases and sales of securities

For the period ended June 30, 2015, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Securities Relationship Fund	$69,691,172	$118,772,100
UBS Emerging Markets Equity Relationship Fund	29,588,654	107,273,395
UBS International Equity Relationship Fund	9,718,412	13,520,318
UBS U.S. Equity Alpha Relationship Fund (long transactions)	83,041,246	78,545,012
UBS U.S. Equity Alpha Relationship Fund (short sale transactions)	11,135,114	14,944,565
UBS Global Corporate Bond Relationship Fund	14,943	15,471,940

For the period ended June 30, 2015, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund
UBS Global Securities Relationship Fund	$2,075,220	$3,214,318

UBS Relationship Funds

Notes to financial statements (unaudited)

5. Federal income taxes

The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income/(loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds’ net assets is reported at the investor level; therefore, the Statement of assets and liabilities do not present the components of net assets.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded as of June 30, 2015, other than UBS Global Securities Relationship Fund, there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. UBS Global Securities Relationship Fund had recognized a liability of $37,137 as of June 30, 2015, which is included in the payable for accrued foreign capital gains taxes in the Statement of assets and liabilities. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended June 30, 2015, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

6. Partnership allocations

For federal income tax purposes, an investor’s distributive share of each item of a Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

7. Regulatory Developments

On July 23, 2014, the SEC amended certain regulations that govern money market funds registered under the 1940 Act. The most significant changes will not become mandatory until October 2016. The most significant change is a requirement that institutional prime and institutional municipal money market funds move to a floating net asset value and change an accounting methodology that had been used for decades. In addition, all prime and municipal money market funds will be subject to potential redemption fees/gates under limited circumstances prescribed in the new regulations. Government, Treasury, retail prime and retail municipal money market funds will continue to be permitted to transact at a stable $1.00 share price. UBS Global AM is currently evaluating the potential impact of these changes on UBS Cash Management Prime Relationship Fund and expects to update shareholders further in advance of the October 2016 deadline.

8. Subsequent event

On March 5, 2015, the Board of Trustees approved transitioning the UBS Emerging Markets Equity Relationship Fund to UBS-HALO Emerging Markets Equity Relationship Fund by changing the Fund’s name and adjusting certain investment policies. UBS-HALO Emerging Markets Equity Relationship Fund is a more concentrated higher alpha version of the original strategy utilized by UBS Emerging Markets Equity Relationship Fund. The name change and investment policy changes became effective July 25, 2015.

UBS Relationship Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

In addition, UBS Cash Management Prime Relationship Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed UBS Cash Management Prime Relationship Fund information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of the Funds’ proxy voting policies and procedures without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalamproxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov). You may obtain information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30, for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647-1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

UBS Relationship Funds

Board approval of investment advisory agreements (unaudited)

At the meeting of the Board of Trustees (the “Board”) of UBS Relationship Funds (the “Trust”), held on June 4 and 5, 2015 (the “Meeting”), the Board, including those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Trustees”), considered the continuation of the investment advisory agreements (the “Advisory Agreements”) between the Trust and the Advisor for each series of the Trust (each a “Fund,” and together, the “Funds”). Prior to the Meeting, the Independent Trustees’ counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 26, 2015, June 4, 2015 and June 5, 2015 to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. (“Lipper Reports”), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services. In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds’ investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, and portfolio valuations, among others. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund’s shareholders.

Performance. In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds’

UBS Relationship Funds

Board approval of investment advisory agreements (unaudited)

performance during the past year. In reviewing the Lipper Reports, the Board noted that each Fund had appeared in one of the top two performance quintiles for the one-year performance period. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base and the current market environment.

Costs and Expenses. The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements. The Board also noted that each Fund had one of the lowest total expense ratios in its respective Lipper peer group.

Profitability. In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Funds, including the investment by certain advisory clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor’s affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale. The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because the Fund was not charged an advisory fee under its Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

S1104

Item 2.    Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.    Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.    Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.    Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.    Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the UBS Relationship Funds, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.    Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.    Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2015

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	September 8, 2015